As filed with the Securities and Exchange Commission on September 4, 2001

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

BRANTLEY CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

20600 Chagrin Boulevard, Suite 1150

Cleveland, Ohio 44122
(216) 283-4800
(Address and Telephone Number, including Area Code, of Principal Executive Offices)

Robert P. Pinkas, Chairman of the Board and Chief Executive Officer

Brantley Capital Corporation
20600 Chagrin Boulevard, Suite 1150
Cleveland, Ohio 44122
(Name and Address of Agent for Service)

Copies of information to:

Steven B. Boehm	Karen A. Dewis
Cynthia M. Krus	McDermott, Will & Emery
Sutherland Asbill & Brennan LLP	600 Thirteenth Street, N.W.
1275 Pennsylvania Avenue, N.W.	Washington, D.C. 20005
Washington, D.C. 20004-2415

      Approximate Date of Proposed Public Offering:

As soon as practicable after the Registration Statement becomes effective.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☐

      It is proposed that this filing will become effective (check appropriate box):

      ☐  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Stock, $.01 par value per share	$52,095,000	$13,023.75

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) on the basis of the average of the high and low sales prices of the common stock on August 30, 2001 as reported on the Nasdaq National Market.

      The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion

Preliminary Prospectus dated September 4, 2001

5,000,000 Shares
COMMON STOCK

        Brantley Capital Corporation is a closed-end, non-diversified investment company that is regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to achieve long-term capital appreciation in the value of our investments and to provide current income primarily from interest, dividends and fees paid by our portfolio companies. Brantley Capital Management, L.L.C., a registered investment adviser under the Investment Advisors Act of 1940, acts as our investment adviser.

      We are offering for sale 5,000,000 shares of our common stock. Because these shares are being offered at a price below net asset value per share, this offering is being made subject to stockholder approval. Our common stock is traded on the Nasdaq National Market under the symbol “BBDC.” As of August 30, 2001, the last reported sales price on the Nasdaq National Market for our common stock was $9.00. The net asset value per share of our common stock as of June 30, 2001 was $14.55.

      Please read this prospectus before investing, and keep it for future reference as it contains important information about us and this offering. Additional information about us has been filed with the Securities and Exchange Commission and is available for review. See “Where You Can Find Additional Information.” The Commission maintains an Internet website (http://www.sec.gov) that contains information about us.

      See “Risk Factors” on page 8 to read about factors you should consider before buying shares of our common stock.

	Per Share	Total

Public Offering Price

Underwriting Discount

Proceeds Before Expenses(1)

(1)	Before deducting expenses payable by us of approximately $ .

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

      We have granted the underwriters a 30-day option to purchase up to 750,000 additional shares of our common stock to cover over-allotments. If the underwriters exercise the option in full, the underwriting discount and the proceeds to us would be $          and $          , respectively.

      We expect that our common stock will be ready for delivery on or about                     , 2001.

Friedman Billings Ramsey

Stifel, Nicolaus & Company

Incorporated
Jolson Merchant Partners
, 2001

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus. You must not rely upon any information or representation not contained in this prospectus as if we had authorized it. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any security other than the registered securities to which it relates, nor does it constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus is accurate as of the date on its cover.

i

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. In this prospectus, unless otherwise indicated, “the company,” “we,” “us” or “our” refer to Brantley Capital Corporation.

THE COMPANY (Page 27)

      We are a closed-end, non-diversified investment company that is regulated as a business development company under the Investment Company Act of 1940. We provide equity and long-term debt financing to small and medium-sized private companies in a variety of industries throughout the United States. In addition, we invest a portion of our assets in small-capitalization public companies. Our investment objective is to achieve long-term capital appreciation in the value of our investments and to provide current income primarily from interest, dividends and fees paid by our portfolio companies.

      Historically, we have focused our investing activities on private equity securities intended to provide long-term capital appreciation. We generally structure our private equity investments as participating preferred stock with an 8% to 10% dividend yield that accumulates and is paid upon a liquidity event. Our private equity investments typically range from $1 to $5 million, and we generally expect these investments to achieve liquidity within three to five years. We have also invested a portion of our assets in equity-linked securities, primarily in the form of mezzanine debt with warrants.

      From our inception in 1996 to date, we have invested a total of $25.8 million in 12 private companies. At June 30, 2001, these investments had a stated fair value of $43.0 million, a 67% increase over our original cost, with equity securities representing $39.4 million of our private portfolio and mezzanine securities making up the other $3.6 million. Our investing activity has increased our net asset value per share to $14.55 as of June 30, 2001, representing a 46% appreciation since we began operations.

      We anticipate that our current assets will be fully invested within the next twelve months. Therefore, we believe it is appropriate to seek additional capital through this offering. In addition, we believe that current market conditions, influenced by more stringent credit standards of commercial banks and more conservative capital structures sought by entrepreneurs and equity sponsors, have created an increased demand for mezzanine investments.

      We intend to use a substantial portion of the net proceeds from this offering to significantly expand our origination of mezzanine investments. Thus, as we invest the net proceeds from this offering, we expect that mezzanine investments will represent a much larger percentage of our assets. The mezzanine investments are expected to provide a current cash return to us in the form of interest and origination fees. Although we will typically participate in any increase in the equity value of the companies to whom we provide mezzanine financing through warrants or other equity rights, we anticipate that our mezzanine investments will provide less potential for appreciation in our net asset value than our private equity investments, but will instead provide higher current income that may be distributed to our stockholders. In the future, we may seek to further leverage our portfolio by utilizing additional borrowings to fund our investments.

      Our mezzanine investments are expected to range in size from $2 to $7 million. We expect to structure these investments, similar to our existing mezzanine investments, as subordinated notes with a fixed interest rate ranging from 12% to 18%, an equity feature such as warrants to buy equity in the portfolio company at a nominal price, and maturities of five to seven years. Upon the closing of new mezzanine investments, we expect to receive an origination fee from the portfolio company, typically 2% of our investment. Our mezzanine investment activities target companies that have demonstrated predictable and sustainable cash flows from operations, strong tangible assets, reasonable financial leverage relative to cash flows from operations, and reasonable prospects to retire at least 50% of their senior indebtedness within three years of our investment.

      Our investment adviser, Brantley Capital Management, L.L.C., is responsible for the selection and supervision of our portfolio investments and for the oversight of our financial records and financial reporting requirements. We pay our investment adviser an annual management fee of 2.85% of our average net assets pursuant to the terms of our Investment Advisory Agreement. The principals of our investment adviser collectively have in excess of 60 years of private company investment experience, have invested in over 80 private companies and currently manage approximately $273 million of assets. See “Management” and “The Investment Advisory Agreement.”

      As our net assets grow, our board of directors may consider certain changes to our management structure, including the possibility of changing it from externally to internally managed. We believe that our external management structure currently provides us with access to a stronger infrastructure than we would be able to provide on a stand-alone basis with the management fees that we pay. If our net asset value continues to grow through investment gains or through additional equity offerings, we may reach the conclusion that the most cost-effective manner of managing our business is through a different management structure.

      As a business development company and a regulated investment company, we are required to meet certain regulatory requirements, the most significant of which relate to our investments, borrowings and dividend distributions. See “Regulation as a Business Development Company” and “Tax Status.”

      Our executive offices are located at 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio, 44122 and our telephone number is (216) 283-4800.

THE OFFERING (Page 59)

Shares of Common Stock	5,000,000

Shares of Common Stock to be outstanding after this offering	8,810,535

Nasdaq National Market Symbol	BBDC

      Because these shares are being offered at a price below net asset value per share, this offering is being made subject to stockholder approval. See “Regulation as a Business Development Company.”

      The number of shares offered and outstanding indicated above excludes 750,000 shares that may be issued pursuant to the over-allotment option.

      At our request, the underwriters are reserving up to 500,000 shares of our common stock offered by this prospectus for sale to our stockholders of record as of           , 2001.

DISTRIBUTIONS (Page 16)

      Since our initial public offering, we have distributed more than 98% of our ordinary income and 98% of our capital gain net income to our stockholders on an annual basis. Our current intention is to continue distributing our ordinary income and our short-term capital gains on an annual basis to our stockholders. We may also choose to distribute some or all of our net realized long-term capital gains or, if we deem it appropriate, we may retain such gains to support growth in our investment portfolio. See “Tax Status.”

      In the future, we may consider making distributions on a quarterly basis if our investment company taxable income (ordinary income and short-term capital gains) grows sufficiently to support such distributions. However, we cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

DIVIDEND REINVESTMENT PLAN (Page 53)

      We maintain an “opt out” dividend reinvestment plan for our stockholders. Under this plan, if shares of our common stock are registered in your name, your dividends will be automatically reinvested in additional shares of our common stock unless you “opt out” of the plan.

PRINCIPAL RISK FACTORS (Page 8)

      Investment in our common stock involves certain risks relating to our structure and our investment objective that you should consider before purchasing it. For example:

•	Our investments consist primarily of securities issued by privately held companies. These investments may involve a high degree of business and financial risk, and they are illiquid.

•	There is uncertainty regarding the value of our privately held securities because they are valued based on a good faith determination by our board of directors.

•	We are dependent on our investment adviser for our future success.

•	The loss of pass-through tax treatment could have a material adverse effect on our total return.

•	A large number of entities compete for the same kind of investment opportunities as we do.

•	Our common stock has traded and may continue to trade below our net asset value per share.

•	We are subject to certain risks associated with increasing our borrowings, fluctuating interest rates, accessing additional capital and operating in a regulated environment.

CERTAIN ANTI-TAKEOVER PROVISIONS (Page 54)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making a proposal to acquire us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES

      This table describes the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses

Sales load (as a percentage of offering price)(1)%

Dividend reinvestment plan fees(2)	—%

Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)

Management fees(4)	2.85%

Interest payments on borrowed funds(5)(7)	0.73%

Other expenses(6)	1.29%

Total annual expenses(7)	4.87%

(1)  The underwriting discount for the common stock that we are selling in this offering is a one-time fee paid by us to the underwriters in connection with the offering and is the only sales load paid in connection with this offering. See “Underwriting.”

(2)  The expenses of our dividend reinvestment and cash purchase plan are included in “Other expenses.” See “Dividend Reinvestment and Cash Purchase Plan” for more information on the plan.

(3)  “Consolidated net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities) at June 30, 2001.

(4)  The management fees are payable to our investment adviser.

(5)  “Interest payments on borrowed funds” represents our estimated interest payments for the year ending December 31, 2001. We had outstanding borrowings of $6.0 million at June 30, 2001. See “Risk Factors.”

(6)  “Other expenses” represents our estimated operating expenses for the year ending December 31, 2001 excluding management fees and interest on indebtedness. This percentage for the year ended December 31, 2000 was 1.08%.

(7)  We intend to use a portion of the net proceeds from this offering to repay our outstanding borrowings, which were approximately $6.0 million as of June 30, 2001. Subsequent to such repayment, our total annual expenses as a percentage of consolidated net assets will be reduced by 0.73% to 4.14%.

Example

     The following example, required by the Securities and Exchange Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assumed our fees, expenses and interest payments on borrowed funds would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return

     Although the example assumes (as required by the Securities and Exchange Commission) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment and cash purchase plan may receive shares of common stock that we issue at or above net asset value or shares of common stock that are purchased by the administrator of the plan at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment and Cash Purchase Plan.”

The foregoing example should not be considered a representation of future expenses.

Actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL DATA

      You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 has been derived from our audited financial statements. Quarterly financial information is derived from our unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 17 for more information.

	Six Months
	Ended
	June 30,		Year Ended December 31,

	2001	2000	2000	1999	1998	1997	1996(1)

	(Unaudited)

Investment income:

Interest	$293,138	$728,576	$1,240,683	$1,546,395	$1,575,058	$1,709,924	$139,529

Dividends	560,743	440,322	1,011,814	770,705	170,911	2,476	—

Total investment income	853,881	1,168,898	2,252,497	2,317,100	1,745,969	1,712,400	139,529

Operating expenses:

Advisory fees	723,075	775,010	1,546,093	1,436,345	1,325,320	1,126,741	81,898

Administration fees	36,986	59,374	75,001	75,000	118,516	117,613	9,450

Professional fees	151,499	71,608	191,002	144,514	98,705	150,930	25,000

Interest on note payable	228,656	—	—	—	—	—	—

Other	168,459	124,633	295,319	341,664	272,442	286,445	30,403

Total expenses	1,308,675	1,030,625	2,107,415	1,997,523	1,814,983	1,681,729	146,751

Investment income (loss), net	(454,794)	138,273	145,082	319,577	(69,014)	30,671	(7,222)

Net realized and unrealized gains (losses) on investments:

Net realized gain (loss) on investments	433,135	1,290,925	1,564,206	2,106,117	(57,414)	421,735	—

Net unrealized gain (loss) on investments	3,507,585	(627,915)	170,027	1,825,960	7,194,446	5,260,958	—

Net gain on investments	3,940,720	663,010	1,734,233	3,932,077	7,137,032	5,682,693	—

Net change in net assets resulting from operations	$3,485,926	$801,283	$1,879,315	$4,251,654	$7,068,018	$5,713,364	$(7,222)

Net change in net assets resulting from operations per share, basic and diluted	$0.92	$0.21	$0.49	$1.11	$1.85	$1.50	$0.00

Weighted average number of shares outstanding, basic and diluted	3,810,535	3,810,535	3,810,535	3,810,535	3,810,535	3,810,535	3,660,535

Dividends per common share	$—	$—	$0.62	$0.46	$0.01	$0.12	$—

Dividend yield(2)	—	—	7.2%	5.8%	0.0%	1.4%	—

(1)	We commenced operations on October 30, 1996.

(2)	Calculated based on dividends per common share for the period divided by the closing price of our common stock at period end.

		At December 31,
	At June 30,
	2001	2000	1999	1998	1997	1996(1)

	(Unaudited)

Assets:

Investments, at market	$48,869,946	$41,462,305	$34,502,138	$26,911,160	$18,791,178	$—

Cash and cash equivalents	10,226,227	14,882,432	19,127,039	22,973,379	24,691,345	36,329,220

Dividends and interest receivable	2,793,130	2,103,811	1,235,462	433,874	70,722	—

Other assets	18,546	22,950	126,793	137,113	271,490	290,816

Total assets	$61,907,849	$58,471,498	$54,991,432	$50,455,526	$43,824,735	$36,620,036

Liabilities and stockholders’ equity:

Note payable(2)	$6,000,000	$6,000,000	$—	$—	$—	$—

Payable for investments purchased	—	—	243,662	—	—	—

Advisory fee payable	362,732	383,976	365,884	361,153	284,111	81,898

Accrued interest	65,117	—	—	—	—	—

Accrued professional fees	13,508	68,370	85,720	39,319	120,088	25,000

Distributions payable	—	—	1,752,847	—	342,948	—

Organization and offering costs payable	—	—	—	68,117	93,117	256,127

Other liabilities	37,547	76,133	102,984	45,409	72,856	114,707

Total liabilities	$6,478,904	$6,528,479	$2,551,097	$513,998	$913,120	$477,732

Stockholders’ equity:

Common stock, $0.01 par value	$38,105	$38,105	$38,105	$38,105	$38,105	$36,605

Additional paid in capital	37,484,895	37,484,895	37,505,433	37,505,433	37,611,421	36,112,921

Retained earnings	17,905,945	14,420,019	14,896,797	12,397,990	5,262,089	(7,222)

Total stockholders’ equity	$55,428,945	$51,943,019	$52,440,335	$49,941,528	$42,911,615	$36,142,304

Total liabilities and stockholders’ equity	$61,907,849	$58,471,498	$54,991,432	$50,455,526	$43,824,753	$36,620,036

Net asset value per share	$14.55	$13.63	$13.76	$13.11	$11.26	$9.87

(1)	We commenced operations on October 30, 1996.

(2)	See “Senior Securities” on page 26 for more information regarding our level of indebtedness.

SELECTED QUARTERLY DATA

	2001		2000				1999

	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2

Total investment income	$413,918	$439,963	$453,908	$629,691	$540,508	$628,390	$1,375,550	$328,380	$303,467

Investment income (loss), net	(143,039)	(311,755)	(111,093)	117,902	37,755	100,518	864,187	(142,749)	(160,323)

Net change in net assets resulting from operations	3,322,067	163,859	296,814	781,218	37,462	763,821	3,052,367	1,537,205	958,882

Basic and diluted earnings per common share	$0.88	$0.04	$0.07	$0.21	$0.01	$0.20	$0.80	$0.40	$0.25

Net asset value per common share	$14.55	$13.67	$13.63	$14.18	$13.97	$13.96	$13.76	$13.42	$13.02

Dividends declared per common share	—	—	$0.62	—	—	—	$0.46	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

1999

Qtr 1

Total investment income	$309,703

Investment income (loss), net	(241,538)

Net change in net assets resulting from operations	(1,296,801)

Basic and diluted earnings per common share	$(0.34)

Net asset value per common share	$12.77

Dividends declared per common share	—

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the Securities and Exchange Commission a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the registered securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the Securities and Exchange Commission at prescribed rates.

      We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You can inspect these documents, without charge, at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and other information regarding public companies, including ours. You can also obtain copies of these materials from the public reference section of the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the Nasdaq Stock Market at 1735 K Street, NW, Washington, DC 20006.

RISK FACTORS

      Investing in our common stock involves a number of significant risks and other factors relating to our structure and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock.

Investing in Private Companies Involves a High Degree of Risk

      Our portfolio consists primarily of investments in small and medium-sized private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our investment adviser to obtain information in connection with our investment decisions. Typically, such companies depend on the management talents and efforts of one person or a group of persons for their success, and the death, disability or resignation of one or more of these persons could have a material adverse impact on their company. In addition, smaller businesses often have narrower product lines and smaller market shares than their competition. Such companies may also experience substantial variations in operating results. These companies may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

      The majority of the investments in our portfolio are subject to restrictions on resale and have no established trading market. The illiquidity of most of our portfolio may adversely affect our ability to dispose of these investments at times when it may be advantageous for us to do so.

We Have Invested in a Limited Number of Portfolio Companies

      A consequence of having a limited number of investments is that the aggregate returns we may realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial writedown of any one investment. Beyond our regulatory and income tax requirements, we do not have fixed guidelines for industry diversification, and our investments could potentially be concentrated in relatively few industries. At June 30, 2001, our investment in Flight Options International, Inc. was valued at $17.8 million, a 220% increase over our original cost. This investment represents approximately 29% of our total assets at June 30, 2001. An adverse development in this investment could have a significant impact on our net asset value.

There is Uncertainty Regarding the Value of Our Privately Held Securities

      We value our privately held investments based on a determination of their fair value made in good faith by our board of directors on a quarterly basis in accordance with our established guidelines. Initially, the fair value of each such security is based upon its original cost. Cost is also the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in general market conditions) provide a basis for value other than cost. See “Determination of Net Asset Value.” Any changes in estimated value are recorded in our statement of operations as “Net unrealized gain (loss) on investments.” Due to the uncertainty inherent in valuing securities that are not publicly traded, our determinations of fair value may differ significantly from the values that would exist if a ready market for these securities existed.

Our Borrowers May Default on Their Payments

      We lend to small and medium-sized private companies which may involve a higher degree of default risk than lending to larger, more established companies. We primarily lend to companies that may have limited financial resources. Numerous factors may affect the borrower’s ability to make scheduled interest payments and ultimately to repay our loan, including the borrower’s failure to meet its business plan, a downturn in its industry or negative economic conditions. Our securities are typically junior to any bank debt that our portfolio companies have, and our securities are often unsecured. To the extent that we have a secured position in a portfolio company, our claims to any collateral will be subordinated to the claims of any senior lenders.

Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

We Depend Upon Our Investment Adviser for Our Future Success

      We invest in companies selected by our investment adviser. Our stockholders have no right or power to take part in our management and do not receive the detailed financial information made available by portfolio companies to our investment adviser in connection with the review of possible investments. Accordingly, investors must be willing to entrust all management aspects to our investment adviser. The principals of our investment adviser have a prior record of making and managing investments similar to those we make; however, there can be no assurance that our investment adviser will continue to be successful in making such investments.

      We are dependent on our investment adviser for the selection, structuring, closing and monitoring of our investments and for the oversight of our financial records and financial reporting requirements. Our Investment Advisory Agreement with our investment adviser is required to be renewed annually and may be terminated by either party with 60 days’ notice. While our investment adviser has historically experienced little turnover in its professionals, there can be no assurance that losses of key people will not occur in the future. Our investment adviser does not have written employment agreements with its senior management. The departure of any of the members of senior management or other key employees of our investment adviser could materially and adversely affect our ability to achieve our investment objective. See “Business — Investment Adviser,” “Management” and “The Investment Advisory Agreement.”

We May Have Conflicts of Interest With Certain Affiliated Persons

      Robert P. Pinkas, our Chairman, Chief Executive Officer, Treasurer and one of our directors, Michael J. Finn, our President and one of our directors, and Paul H. Cascio, our Vice President, Secretary and one of our directors, currently manage four other private investment funds. Messrs. Pinkas, Finn and Cascio may organize other investment companies or private funds in the future. As such, these individuals may encounter conflicts of interest regarding the selection of investment opportunities and the allocation of management time. See “Business — Co-Investments and Follow-On Investments” and “— Investment Adviser.”

There is a Risk That You May Not Receive Dividends

      Since our initial public offering, we have distributed more than 98% of our ordinary income and 98% of our capital gain net income to our stockholders on an annual basis. Our current intention is to continue distributing our ordinary income and our short-term capital gains on an annual basis to our stockholders. We may also choose to distribute some or all of our net realized long-term capital gains or, if we deem appropriate, we may retain such gains to support growth in our investment portfolio. However, we cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

We Borrow Money Which Magnifies the Potential for Gain or Loss on Amounts Invested and May Increase the Risk of Investing in Our Common Stock

      In the future, we may seek to further leverage our portfolio by utilizing additional borrowings to fund our investments. Providers of this indebtedness may obtain fixed dollar claims on our assets that are superior to the claims of our common stockholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Conversely, if the value of our assets increases, leverage would cause our net asset value to increase more sharply than it would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on our borrowed funds would cause our net income to increase more than it would have without leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique.

      Our asset coverage ratio (total assets to total indebtedness) must be at least 200%. Our ability to achieve our investment objective may depend in part on our future ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage.

      At June 30, 2001, we had $6.0 million of outstanding indebtedness. For the six months ended June 30, 2001, the weighted average interest rate on this indebtedness was 7.6%. In order for us to cover interest payments on our indebtedness at such weighted average interest rate, we must achieve annual returns on our portfolio of at least 1.5%.

      The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to stockholder(1)	- 22.2%	- 11.5%	- 6.2%	- 0.8%	4.5%	9.8%	20.5%

(1)	This calculation assumes (i) $61.9 million in total assets, (ii) an average cost of funds of 7.6%, (iii) $6.0 million in debt outstanding and (iv) $55.4 million of shareholders’ equity.

Changes in Interest Rates May Affect Our Cost of Capital and Net Investment Income

      As we increase our borrowings, a portion of our income may become dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Our investments generally have fixed interest rates while our borrowings are expected to have floating interest rates. As a result, there can be no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income. In periods of sharply rising interest rates, our cost of funds could increase, which would reduce our net investment income.

We May Fail to Continue to Qualify for Our Pass-Through Tax Treatment

      We have operated our business so as to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If we meet source of income, diversification and distribution requirements, we qualify for effective pass-through tax treatment. We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements or if we ceased to qualify as a business development company under the Investment Company Act of 1940. We also could be subject to a 4% excise tax if we fail to make required distributions as a regulated investment company. If we ceased to qualify as a regulated investment company, we would become subject to federal income tax as if we were an ordinary corporation, which would substantially reduce our net assets and the amount of income available for distribution to our stockholders. The concentration of our investments in a limited number of companies could make it more difficult for us, compared to other regulated investment companies, to comply with the Subchapter M diversification requirements. See “Tax Status.”

Our Financial Condition and Results of Operations Will Depend on Our Ability to Manage Future Growth Effectively

      Our portfolio has grown significantly since we began our operations in 1996 and we intend to utilize the proceeds from this offering to continue such growth. Our ability to sustain continued growth depends on our investment adviser’s ability to identify and evaluate, and our ability to finance and invest in, companies that meet our investment criteria. Accomplishing such a result is largely a function of our investment adviser’s management of the investment process. Any failure to manage effectively our future growth could have a material adverse effect on our business, financial condition and results of operations.

We Operate in a Competitive Market for Investment Opportunities

      We compete with a large number of private equity and mezzanine funds, investment banks, mutual funds and other equity and non-equity based investment funds, as well as traditional financial services companies such as commercial banks and other sources of financing in connection with our investment activity. Many of these companies have greater resources than we do. Increased competition would make it more difficult for us to make investments with attractive return characteristics.

Investing in Small-Capitalization Public Companies May Involve a Higher Degree of Risk Than Investing in Other Public Companies

      We invest a portion of our funds in securities of small-capitalization public companies, which may involve greater risks than investments in other public companies because these securities generally have limited marketability and, thus, may be more volatile. Because these companies often have fewer shares outstanding than larger companies, it may be more difficult for us to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. In addition, small-capitalization public companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established public companies. There is typically less publicly available information concerning small-capitalization companies than for larger, more established companies. Although investing in securities of small-capitalization public companies offers potential for above-average returns if the companies are successful, these investments often carry a higher risk of a significant decline in stock price if the companies are unsuccessful. Therefore, an investment in our common stock may involve a greater degree of risk than an investment in other companies or funds that seek capital appreciation by investing in better-known, larger companies.

Our Quarterly Results May Fluctuate and May Not Be Indicative of Future Quarterly Performance

      Our quarterly operating results have fluctuated significantly in the past and may continue to do so in the future. Therefore, you should not rely on our results in past quarters to be indicative of our performance in future quarters. Factors that could cause our quarterly results to fluctuate include, among others, variations in our investment origination volume and fee income earned, variations in the amount and the timing of recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

An Economic Downturn Could Affect Our Operating Results

      Economic downturns may adversely affect small and medium-sized businesses, which are our primary market for investment. Such downturns could also adversely affect our ability to obtain equity or debt financing to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

We Have a Limited Operating History Upon Which You Can Evaluate Our Business

      We commenced operations in 1996, and thus, we have only a limited history of operations upon which you can evaluate our business. While we have been profitable since 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will achieve our investment objective.

Changes in Laws or Regulations That Govern Us Could Have a Material Adverse Impact on Our Operations

      We are regulated by the Securities and Exchange Commission as a business development company. Changes in the laws or regulations that govern us may significantly affect our business. These laws and regulations may be changed from time to time, and interpretations of the relevant laws and regulations are also subject to change.

We Are a Closed-End Investment Company and Our Shares Have Traded and May Continue to Trade at a Discount to Net Asset Value

      We are a closed-end investment company, which means that we will not redeem shares of our common stock at the request of stockholders. Thus, stockholders who wish to sell shares of our common stock must do so in the public market. Historically, shares of closed-end funds, including our common stock, have traded at a discount to their net asset value.

This Offering and Possible Subsequent Offerings May Be Dilutive to Our Stockholders

      We have called a special meeting of our stockholders to be held on                , 2001 to consider a proposal to authorize us, for a period of one year, to sell shares of our common stock with a value of up to $100 million in the aggregate, in one or more offerings, at prices per share below the then-current net asset value per share. If this proposal is approved, and offerings are made at a price per share below the then-current net asset value per share, stockholders will experience dilution in net asset value per share as a result of such offerings.

Our Common Stock May be Difficult to Resell

      Our common stock is thinly traded and thus investors may not be able to resell shares of our common stock at the particular times or prices desired.

Provisions of Our Certificate of Incorporation and Bylaws Could Deter Takeover Attempts

      Our charter, bylaws and the Maryland General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our common stock and may discourage third-party bids. These provisions may reduce any premiums over market price paid to our stockholders for their shares of our common stock. Furthermore, we are subject to provisions that govern business combinations with interested stockholders that also could have the effect of delaying or preventing a change in control.

Disclosure Regarding Forward-Looking Statements

      Information contained in this prospectus may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

USE OF PROCEEDS

      The net proceeds from this offering, after deducting the underwriting discount and other expenses, are estimated to be $     million ($           million if the over-allotment option is exercised in full). We intend to use a portion of the net proceeds to repay our outstanding borrowings. At June 30, 2001, we had approximately $6.0 million outstanding under our unsecured demand note. For the six months ended June 30, 2001, the weighted average interest rate on this indebtedness was 7.6%. We expect to use the remaining proceeds from this offering to make investments in accordance with our investment objective and for general corporate purposes. In particular, we intend to use a substantial portion of the remaining proceeds of this offering to significantly expand our origination of mezzanine investments.

      We anticipate that substantially all of the net proceeds received from this offering will be used, as described above, within eighteen months, but in any event within two years. Pending such investment, we intend to invest the net proceeds of the offering in cash equivalents, government securities or high quality debt securities maturing in one year or less from the time of investment.

CAPITALIZATION

      The following table sets forth (i) our actual capitalization at June 30, 2001 and (ii) our capitalization at June 30, 2001 as adjusted to reflect the sale of 5,000,000 shares of our common stock at an assumed public offering price of $      per share and the application of the estimated net proceeds as set forth in the “Use of Proceeds.” This table should be read in conjunction with the Selected Financial Data included in this prospectus.

	June 30, 2001

		As
	Actual	Adjusted(1)

	(dollars in thousands)

Debt:

Notes payable to banks	$6,000	$—

Total debt	$6,000	$—

Stockholders’ Equity:

Common stock, $0.01 par value; 25,000,000 shares authorized; 3,810,535 shares issued and outstanding (8,810,535 shares issued and outstanding, as adjusted)	38	88

Additional paid in capital	37,485

Retained earnings	17,906	17,906

Total stockholders’ equity	55,429

Total capitalization	$61,429	$

(1)	Amounts do not include shares issuable upon the exercise of options outstanding as of June 30, 2001 or shares issuable pursuant to the over-allotment option granted to the underwriters.

DILUTION

      Net asset value represents the amount of our total assets less our total liabilities. Dilution in net asset value per share represents the difference between the net asset value per share of common stock prior to this offering and the net asset value per share of common stock immediately after the completion of this offering. Our net asset value as of June 30, 2001 was $55,428,945, or $14.55 per share based on our outstanding shares of common stock at June 30, 2001. The price at which we are offering shares of our common stock in this offering will likely be lower than the net asset value per share of our common stock. After giving effect to the sale of 5,000,000 shares of our common stock being offered hereby at an assumed public offering price of $      per share, and after deducting estimated underwriting discounts and expenses of this offering of $      million, our adjusted net asset value per share at June 30, 2001 would have been $      , representing an immediate increase in net asset value per share of $     or      % per share to new investors purchasing shares in this offering, and an immediate decrease in net asset value per share of $     or      % to existing investors.

      The following table illustrates the above information with respect to dilution to new investors on a per share basis at June 30, 2001:

Dilution (Accretion) to New Investors(1)

Assumed public offering price per share of common stock			$

Net asset value per share before offering		$14.55

Increase (decrease) attributable to new investors	$

Adjusted net asset value per share after offering			$

Dilution (accretion) to new investors			$

      The following table illustrates the above information with respect to dilution to our existing investors on a per share basis at June 30, 2001:

Dilution (Accretion) to Existing Investors(1)

Net asset value per share before offering			$14.55

Assumed public offering price per share of common stock	$

Increase (decrease) attributable to existing investors	$

Adjusted net asset value per share after offering		$

Dilution (accretion) to existing investors		$

(1)	Excludes shares issuable upon exercise of over-allotment option granted to the underwriters.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the Nasdaq National Market under the symbol “BBDC” and historically has traded at prices below our net asset value per share. The following table sets forth, for the periods indicated, our net asset value per share of common stock, the high and low sales prices per share of our common stock and the percentage of the discount from the high and low sales price per share of our common stock to net asset value per share of our common stock. Prior to September 23, 1999, our common stock traded on the Nasdaq SmallCap Market under the same symbol. On August 30, 2001, the last reported sales price of our common stock was $9.00 per share.

		Range of
	Net Asset	Sales Prices		Discount from High	Discount from Low
	Value per			Sales Price	Sales Price
	Share(1)	High	Low	to Net Asset Value	to Net Asset Value

Year ended December 31, 1999

First Quarter	$12.77	$8.625	$6.750	32.5%	47.2%

Second Quarter	13.02	8.500	6.500	34.7	50.1

Third Quarter	13.42	8.625	6.875	35.7	48.8

Fourth Quarter	13.76	8.000	7.125	41.9	48.2
Year ended December 31, 2000

First Quarter	13.96	12.000	7.750	14.0	44.5

Second Quarter	13.97	10.750	8.375	23.1	40.1

Third Quarter	14.18	10.250	8.188	27.7	42.3

Fourth Quarter	13.63	9.875	7.500	27.6	45.0
Year ending December 31, 2001

First Quarter	13.67	8.750	7.500	36.0	45.1

Second Quarter	14.55	9.500	7.750	34.7	46.7

Third Quarter (through August 30, 2001)	N/A	9.410	8.810	N/A	N/A

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.

     Since our initial public offering, we have distributed more than 98% of our ordinary income and 98% of our capital gain net income to our stockholders on an annual basis. For the years ended 2000, 1999, 1998 and 1997, we declared dividends of $0.62, $0.46, $0.01 and $0.12, respectively.

      Our current intention is to continue distributing our ordinary income and our short-term capital gains on an annual basis to our stockholders. We may also choose to distribute some or all of our net realized long-term capital gains or, if we deem it appropriate, we may retain such gains to support growth in our investment portfolio.

      In the future, we may consider making distributions on a quarterly basis if our investment company taxable income (ordinary income and short-term capital gains) grows sufficiently to support such a distribution. However, we cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Tax Status.”

      We maintain an “opt out” dividend reinvestment and cash purchase plan for our stockholders. Under the plan, if shares of our common stock are registered in your name, dividends will be automatically reinvested in additional shares of common stock unless you “opt out” of the plan.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and our Consolidated Financial Statements and Notes thereto.

General

  Overview

      We are a closed-end, non-diversified investment company that is regulated as a business development company under the Investment Company Act of 1940. We provide equity and long-term debt financing to small and medium-sized private companies in a variety of industries throughout the United States. In addition, we invest a portion of our assets in small-capitalization public companies. Our investment objective is to achieve long-term capital appreciation in the value of our investments and to provide current income primarily from interest, dividends and fees paid by our portfolio companies.

      Historically, we have focused our investing activities on private equity securities. We generally structure our private equity investments as participating preferred stock with an 8% to 10% dividend yield that accumulates and is paid upon a liquidity event. Our private equity investments typically range from $1 to $5 million, and we generally expect these investments to achieve liquidity within three to five years. We typically do not receive a cash return on our private equity investments until a liquidity event occurs, but instead seek to achieve long-term capital appreciation in net asset value through such investments.

      We intend to use a substantial portion of the net proceeds from this offering to significantly expand our origination of mezzanine investments. Currently, mezzanine investments are only 7.0% of our investment portfolio. Thus, as we invest the proceeds from this offering, we expect that mezzanine investments will represent a much larger percentage of our assets. The mezzanine investments are expected to provide a current cash return to us in the form of interest and origination fees. Although we will typically participate in any increase in the equity value of the companies to whom we provide mezzanine financing through warrants or other equity rights, we anticipate that our mezzanine investments will provide less potential for appreciation in our net asset value than our private equity investments, but will instead provide higher current income that may be distributed to our stockholders.

      In the future we may seek to further leverage our portfolio by utilizing additional borrowings to fund our investments.

  Certain Accounting Policies

      Privately placed equity and mezzanine securities are carried at fair value as determined in good faith by our board of directors. Initially, the fair value of each such security is based upon its original cost. Cost is also the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in general market conditions) provide a basis for value other than cost.

      Portfolio investments listed on a securities exchange or traded on the Nasdaq Stock Market are valued at the closing price listed on the relevant exchange or quotation system on the date of valuation. Securities traded in the over-the-counter market are valued based on the average of the closing bid and asked prices on the date of valuation.

      Origination fees are recognized as income during the period in which they are received. Interest income is recorded on mezzanine investments when the payment is contractually due unless a loan is more than 30 days past due. Interest is not accrued on any loans that are more than 30 days past due.

      We account for our operations utilizing accounting principles generally accepted in the United States for investment companies. On this basis, the principal measure of our financial performance is captioned “Net change in net assets resulting from operations,” which is the sum of two elements. The first element is

“Investment income (loss), net,” which is the difference between (1) our income from interest, dividends and fees, and (2) our operating expenses. The second element is “Net gain (loss) on investments,” which is the sum of (1) the difference between the proceeds received from our dispositions of portfolio securities and their stated cost (“Net realized gain (loss) on investments”), and (2) the net change in the fair value of our investment portfolio (“Net unrealized gain (loss) on investments”).

      “Net realized gain (loss) on investments” and “Net unrealized gain (loss) on investments” are directly related. For example, in the period during which a security is sold to realize a gain, net unrealized gain on investments decreases, and net realized gain on investments increases.

Results of Operations

  Dividend and Interest Income

      Dividend and interest income on investments for the six months ended June 30, 2001 and 2000 were $853,881, and $1,168,898, respectively. Dividend and interest income on investments for the years ended December 31, 2000, 1999 and 1998 were $2,252,497, $2,317,100 and $1,745,969, respectively.

  Operating Expenses

      Total operating expenses for the six months ended June 30, 2001 and 2000 were $1,308,675 and $1,030,625, respectively. The significant component of total operating expenses was advisory fees of $723,075 and $775,010 earned by the investment adviser during the six months ended June 30, 2001 and 2000, respectively.

      Total operating expenses during the years ended December 31, 2001, 1999 and 1998 were $2,107,415, $1,997,523 and $1,814,983, respectively. The significant component of total operating expenses was advisory fees of $1,546,093, $1,436,345 and $1,325,320 earned by our investment adviser during the years ended December 31, 2000, 1999 and 1998, respectively.

  Net Realized and Unrealized Gains on Investment Transactions

      During the six months ended June 30, 2001 and 2000, our equity and mezzanine investments resulted in net realized and unrealized gains on investments of $3,940,720 and $663,010, respectively. At June 30, 2001, and 2000, we had investments in twelve and ten privately held companies, respectively, as well as in various small-capitalization public stocks which are subject to general stock market and business conditions. The realized and unrealized gains during such periods were significantly influenced by general stock market and business conditions as well as the additional financing transactions of Flight Options International, Inc., as more fully described under “ — Financial Condition, Liquidity and Capital Resources.”

      During the years ended December 31, 2000, 1999 and 1998, our equity and mezzanine investments resulted in net realized and unrealized gains on investments of $1,734,233, $3,932,077 and $7,137,032, respectively. The unrealized gains during such periods were significantly influenced by general stock market and business conditions, as well as the December 29, 1998 and August 31, 1999 revaluations of Flight Options International, Inc.

Financial Condition, Liquidity and Capital Resources

      At June 30, 2001 and December 31, 2000, we had $10,226,227 and $14,882,432, respectively, in cash and cash equivalents which were primarily invested in United States Treasury securities. Our management believes that our cash and cash equivalents, together with proceeds from our investments, will provide us with the liquidity necessary to pay our operating expenses and make follow-on investments. At June 30, 2001 and December 31, 2000 we had stockholders’ equity of $55,428,945 and $51,943,019, respectively, resulting in a net asset value per share of $14.55 and $13.63, respectively.

      At June 30, 2001, we had $6.0 million of outstanding indebtedness. For the six months ended June 30, 2001, the weighted average interest rate on this indebtedness was 7.6%. In order for us to cover interest payments on our indebtedness at such weighted average interest rate, we must achieve annual returns on our portfolio of at least 1.5%.

      Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. hold, in the aggregate, approximately $211 million of private equity investments. These partnerships are related to our investment adviser in a manner that required the receipt, from the Securities and Exchange Commission, of an exemption from certain provisions of the Investment Company Act of 1940 in order to permit us, under certain circumstances, to invest in the same portfolio companies as the other private investment funds managed by our investment adviser.

      Consistent with our current long-term objectives, our board of directors has recently asked our investment adviser to consider ways to maximize stockholder value in the event that our net asset value has not appreciated by a minimum of 15% per annum for the seven-year period ending December 31, 2003. Such actions could include, but are not limited to, a possible recommendation to consider the sale of some or all of our investments. Our management has been pleased with the performance of our portfolio companies since inception and believes that liquidity opportunities that generally start presenting themselves several years into a portfolio of this nature may create gains for us over the next few years. Our portfolio is just beginning to enter a period of possible liquidity events. However, in light of the market price of our common stock relative to its net asset value, our management has reiterated our planned goals and objectives and has reassured our stockholders that our management intends to take action if those goals and objectives are not met. Nevertheless, our management expects to meet our net asset value appreciation target.

      At June 30, 2001 and December 31, 2000, the cost of the investments we made to date was $30.9 million and $26.8 million, respectively, and their aggregate market value was $48.9 million and $41.5 million, respectively, for an aggregate fair value appreciation of 58% and 55%, respectively. Our management believes that our portfolio companies have significant potential for long-term growth in sales and earnings. Since the completion of our initial public offering, our management has focused its investment activities on securing new investments for our portfolio. However, given the nature of our current portfolio and the fact that this portfolio as a whole is maturing, our management is seeking to position the more mature portfolio companies for appropriate liquidity events. We are continuously monitoring portfolio company results and evaluating opportunities to maximize the value of our investments. In that regard, we periodically evaluate potential acquisitions, financing transactions, initial public offerings, strategic alliances, and sale opportunities involving our portfolio companies. These transactions and activities are generally not disclosed to our stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be. Any such transaction could have an impact on the valuation of our investments. However, these revised valuations would generally not be adjusted until the transaction is publicly announced or completed.

      We intend to use a substantial portion of the net proceeds from this offering to significantly expand our origination of mezzanine investments. Thus, as we invest the net proceeds from this offering, we expect that mezzanine investments will represent a much larger percentage of our assets. The mezzanine investments are expected to provide a current cash return to us in the form of interest and origination fees. Although we will typically participate in any increase in the equity value of the companies to whom we provide mezzanine financing through warrants or other equity rights, we anticipate that our mezzanine investments will provide less potential for appreciation in our net asset value than our private equity investments, but will instead provide higher current income that may be distributed to our stockholders. Pending investment, we intend to invest the net proceeds from this offering in cash equivalents, government securities or high quality debt securities maturing within one year or less from the time of investment. The investment income generated from such cash equivalents is expected to be less than the current income we anticipate from mezzanine investments.

  Private Portfolio Company Investments

      The following is a list of the private companies in which we had an investment at June 30, 2001 and the cost and fair value of such securities at June 30, 2001.

	Nature of its			Fair
Name of Company	Principal Business	Cost		Value

Airport Services, Inc.	Airport Security	$53,750		$53,750
Disposable Products Company, LLC	Non-Woven Paper Products Manufacturer	1,169,667		1,163,000
Fitness Quest, Inc.	Fitness Products Direct Marketer	3,846,358		8,658,354
Flight Options International, Inc.	Private Air Travel Services	5,562,500		17,779,400
Health Care Solutions, Inc.	Home Health Care Provider	2,299,000		2,328,401
The Holland Group, Inc.	Temporary Staffing	2,125,000		2,125,000
National Rehab Partners, Inc.	Rehabilitation Services	1,460,263		1,460,263
Pediatric Physicians Alliance, Inc.	Pediatric Physician Practice Management Group	3,439,448		3,439,448
Petroleum Partners, Inc.	Petroleum Distribution Maintenance Services	2,700,000		2,700,000
Prime Office Products, Inc.	Office Products Distributor	1,020,000		1,020,000
Value Creation Partners, Inc.	Food Products Manufacturer and Distributor	2,145,460		2,225,960
Waterlink, Inc.	Water and Waste- Water Management	—	(1)	— (1)

	Total	$25,821,446		$42,953,576

(1)	We hold a warrant to purchase common stock with an exercise price in excess of the market price of the common stock at June 30, 2001.

     Our individually significant equity and mezzanine investments at June 30, 2001 are described below:

  Disposable Products Company, LLC

      On August 10, 1998, we entered into an investment led by Banc One Capital to provide $1.0 million of a $3.0 million subordinated debt facility with warrants for Disposable Products Company, LLC. Disposable Products is an acquisition strategy company in the business of manufacturing and converting paper and non-woven materials into wiping products for sale to commercial, institutional, industrial and government markets. In addition, Disposable Products is a converter and reseller of other safety and industrial/janitorial products. Proceeds of the transaction were used to complete Disposable Product’s first acquisition. The terms of the debt facility call for a 12% interest rate per annum with a final maturity in 2003. We also received a detachable capital stock purchase warrant exercisable for 5% of the fully-diluted capital stock of Disposable Products at the time of exercise at a nominal exercise price. On January 26, 2001, we funded a $169,667 12% promissory note from Disposable Products.

  Fitness Quest, Inc.

      On December 16, 1997, we funded a $1.35 million commitment to invest with Brantley Venture Partners III, L.P. in a $3.85 million preferred stock issue for Fitness Quest, Inc. As a result, we purchased approximately 788,961 shares of Fitness Quest Series A 10% Convertible Preferred Stock at $1.71 per share. Fitness Quest is a direct marketing and distribution company. The proceeds were used by Fitness Quest for a management buy-out of the company from its previous owner, The Time Warner Music Group, a 100% wholly owned subsidiary of Time Warner, Inc., and for other acquisitions. Fitness Quest has been in the fitness promotional products business since 1994. Fitness Quest operates in a highly competitive industry and is dependent on the management talent and efforts of key personnel for its success. We do not believe that Fitness Quest is dependent on a single or small number of customers, possesses significant intellectual property, or is operating in an unusually regulated industry.

      During 1997, Fitness Quest increased its revenue and improved its operating margins and profits. After a complete evaluation, our board of directors re-valued our Fitness Quest investment to $5,440,000, resulting in a 1997 unrealized gain of $4,090,000. This evaluation was based on price to earnings ratios, cash flow multiples and other appropriate financial measurements of similar private companies. In 1998, the operating results of Fitness Quest were adversely impacted by the cyclical nature of its business and one-time expenses resulting from several acquisition transactions. Since 1998, Fitness Quest has shown significant improvement in its core operating results with increases in annual revenues.

      In addition to the above Series A 10% Convertible Preferred Stock, we funded $1,751,300 to invest with Brantley Venture Partners III, L.P. in a $3.5 million 10% senior subordinated debt investment in Fitness Quest in 2000. In addition, we received a warrant to purchase 181,172 shares of Fitness Quest common stock for $0.01 per share.

      The proceeds of the most recent investment were used to fund Fitness Quest’s working capital needs. During the fourth quarter of 2000, we exchanged the senior subordinated debt investment and related unpaid interest for 679,641 shares of Fitness Quest common stock.

  Flight Options International, Inc. (Formerly Corporate Wings, Inc.)

      On December 23, 1997, we funded $2.1 million to invest with Brantley Venture Partners III, L.P. in a $6.0 million preferred stock issue for Flight Options International, Inc. Our investment consists of approximately 2,576,000 shares of Flight Options Series A 8% Convertible Preferred Stock at $0.8152 per share. Flight Options provides complete private air travel service through the sale of fractional interests in pre-owned jet aircraft. The proceeds of the transaction were used by Flight Options to continue to execute an acquisition strategy. Flight Options has been in business since 1978. We believe Flight Options has a significant market share in a highly competitive industry and is dependent on the management talent and efforts of key personnel for its success. Flight Options is subject to certain regulations of the Federal Aviation Administration. We do not believe it is dependent on a single or small number of customers or possesses significant intellectual property.

      On December 29, 1998, we completed a second private equity investment in Flight Options. In this investment, we purchased $962,500 of a $5.5 million preferred stock transaction led by The Provident Bank. Our purchase represents approximately 260,135 shares of a Class A 8% Convertible Preferred Stock at $3.70 per share. The proceeds were used by Flight Options to fund the expansion of the fractional ownership program and to continue to execute its acquisition strategy. During 1998, Flight Options completed the acquisition of Miller Aviation. Based upon the price of this subsequent financing and the operating performance of Flight Options during 1998, the fair value of our original investment was increased to $9,531,760, resulting in an unrealized gain of $7,431,760. This valuation was based on the $3.70 per share price negotiated by The Provident Bank and was approved by our board of directors.

      On August 31, 1999, Flight Options sold $20 million of Series B 8% Preferred Stock to a third party private equity group at $4.365 per share. Consistent with our investment valuation guidelines, this transaction resulted in a valuation increase on our Flight Options investment of $1,886,030 or $0.50 per share.

      On July 11, 2000, we guaranteed a portion of Flight Options’ third-party borrowings. As a result, we were issued a warrant to purchase 36,000 shares of Flight Options common stock at a price of $0.01 per share. Our management believes, based on the current facts and circumstances and Flight Options’ financial position, that the likelihood of a payment pursuant to such guarantee is remote.

      On December 12, 2000 we purchased 469,925 shares of Flight Options Class C 8% Preferred Stock at $5.32 per share for a total investment of $2.5 million. The proceeds of the transaction were used by Flight Options to fund the continued expansion of its fractional ownership program.

      On June 30, 2001, Flight Options received offers from institutional investors to purchase convertible preferred stock or subordinated debt securities of Flight Options which support the valuation used to complete the December 12, 2000 Class C 8% Preferred Stock transaction described in the preceding paragraph. As a result, and consistent with our investment valuation guidelines, our board of directors approved a valuation increase on the Flight Options investment which resulted in our reporting an unrealized gain of $2,742,889 or $0.72 per share for the quarter ended June 30, 2001.

      At June 30, 2001, the financial statement value of our investment in Flight Options was $17,779,400, representing an increase of more than 220% from its original purchase price. The commentary above reflects a four-for-one stock split executed in 2000. All share and per share amounts have been adjusted to reflect such stock split.

  Health Care Solutions, Inc.

      On September 30, 1997, we funded a $1.5 million convertible junior subordinated promissory note facility for Health Care Solutions, Inc. Health Care Solutions is an acquisition strategy company in the home healthcare services market with a strong presence in the Midwest and Great Lakes region. The terms of the notes called for an 18% interest rate per annum during the first year and 12% per annum thereafter, with final maturity two years from the closing. After the first year, the notes were convertible into common stock at a price of $3.50 per share. In connection with our commitment to provide this facility, we received warrants to purchase up to $450,000 of common stock valued at an exercise price of 10% of an initial public offering price completed during the term of the notes, or at $3.50 per share should the warrants be exercised other than in connection with an initial public offering. The warrants are currently exercisable. The proceeds of the notes were used by Health Care Solutions to help finance acquisitions.

      In 2000, Health Care Solutions completed a re-capitalization plan, including a two-for-one reverse stock split. As a result, we agreed to exchange our convertible junior subordinated promissory note and accrued interest thereon for 246,994 shares of Series C 8% Convertible Preferred Stock at an exchange rate of $7.50 per share. The warrants to purchase up to $450,000 of common stock at an exercise price of 10% of an initial public offering price or at $3.50 per share remain outstanding and have been adjusted to reflect the reverse stock split.

      In addition to the above Series C 8% Convertible Preferred Stock, we funded $500,000 and $299,000 12% Convertible Subordinated Notes from Health Care Solutions in 2000. As part of this transaction, we received a warrant to purchase up to $50,000 of Health Care Solutions common stock at an exercise price equal to the lower of the price determined by an initial public offering or $7.50 per share. On March 7, 2001, we exchanged the $500,000 for Convertible Subordinated Note for 71,880 shares of Series D Convertible Preferred Stock.

  The Holland Group, Inc.

      On July 13, 2000, we funded a $2.1 million commitment to invest with Brantley Partners IV, L.P. in a $8.5 million preferred stock issue of The Holland Group, Inc. The Holland Group is a provider of temporary staffing and human resource management services that currently operates 35 branches in five states. In this transaction, we purchased 282,530 shares of The Holland Group’s Series A 8% Convertible Preferred Stock.

  National Rehab Partners, Inc.

      On August 10, 1999, we entered into a $1.5 million commitment to invest with Brantley Partners IV, L.P. and a third party equity group in a $12.0 million preferred stock issue for National Rehab Partners, Inc. Pursuant to this commitment, we purchased 2.2 million shares of Class A 8% Convertible Preferred Stock. The proceeds of this transaction were used to complete the acquisition of a group of rehabilitation management service providers. The remainder of the commitment will be funded upon the successful closing of additional acquisitions. National Rehab Partners is a Brentwood, Tennessee rehabilitation management service company providing rehabilitation services through acute care hospitals and hospital systems throughout the United States. National Rehab Partners is the only national rehabilitation company focused exclusively on helping hospitals develop their outpatient rehabilitation services.

      On January 10, 2001, we funded a $26,126 10% promissory note from National Rehab Partners. On June 13, 2001, the $26,126 note and the related accrued interest were cancelled and replaced with a $27,228 10% promissory note.

  Pediatric Physicians Alliance, Inc.

      On January 28, 1999, we entered into a $3.2 million commitment to invest with Brantley Venture Partners III, L.P. in a $7.9 million preferred stock issue for Pediatric Physicians Alliance, Inc. Pursuant to our commitment, we purchased 793,000 shares of Class A-2 10% Convertible Preferred Stock in 2000. Pediatric Physicians Alliance is a physician practice management company that develops integrated pediatric networks of care. Their objective is to develop the leading physician-based integrated pediatric organization in the United States. Pediatric Physicians Alliance is dependent on the management talent and effort of key personnel for its success in this highly competitive industry. We do not believe it is dependent on a single or small number of customers, possesses significant intellectual property or that it is subject to significant regulations. The proceeds of the transaction were used to complete the acquisition of a number of physician practices.

      In addition to the above Class A-2 10% Convertible Preferred Stock, in 2000 we funded $267,448 to invest with Brantley Venture Partners III, L.P. in $668,619 of promissory notes, with detachable warrants, in Pediatric Physicians Alliance. The notes have a maturity date of September 29, 2001. The detachable warrants are for the purchase of 30,000 shares of Pediatric Physicians Alliance common stock at $4.00 per share.

  Petroleum Partners, Inc.

      On June 7, 2001, we entered into a $2.7 million commitment to invest with Brantley Partners IV, L.P. in a $15.0 million preferred stock and subordinated debt issue for Petroleum Partners, Inc. In connection with this commitment, we purchased 250,000 shares of Class A 8% Convertible Preferred Stock at $1.00 per share, 600,000 shares of Class B 8% Convertible Preferred Stock at $2.00 per share, and funded a $1,250,000 10% Convertible Subordinated Note with a detachable warrant for the purchase of 78,125 shares of common stock at $0.01 per share. Petroleum Partners, based in Cleveland, Ohio, is a provider of outsourced maintenance services to the petroleum industry’s retailers and refineries. The proceeds from the transaction were used to acquire a company which is a leading provider of petroleum and petrochemical handling equipment and outsourced facilities maintenance services to providers of fuel delivery systems such as gasoline retailers and refineries. The equipment distributed by the company includes petroleum storage tanks, pumps, fuel dispensers, flexible piping, tank valves, leak detection gauges, canopies, air compressors and service station lighting equipment.

  Prime Office Products, Inc. (Formerly Business Essentials, Inc.)

      On April 22, 1999, we entered into a $1.7 million commitment to invest with Brantley Partners IV, L.P. and Massey Burch Capital Corp. in a $10.0 million preferred stock issue for Prime Office Products, Inc. Pursuant to our commitment, we purchased 510,000 shares of Class A 8% Convertible Preferred Stock at $2.00 per share. Prime Office Products is an office products marketing and distribution company based in Nashville, Tennessee. The first part of the commitment was funded to launch an acquisition strategy focused on office distribution companies serving primarily commercial and industrial customers. The remainder of our commitment will be funded upon the closing of additional acquisitions.

  Value Creation Partners, Inc.

      On June 14, 2000, we completed a $2.1 million commitment to invest with Brantley Partners IV, L.P. and several other private equity investors in a $23.8 million preferred stock issue for Value Creation Partners, Inc. Pursuant to this commitment, we purchased approximately 35,000 and 269,989 shares of 8% Convertible Preferred Stock at $5.00 and $7.30 per share, respectively. Value Creation Partners is an acquisition strategy company in the food industry. The proceeds of the transaction were used to complete the acquisition of Best Brands, Inc., one of the six largest manufacturers and distributors of a complete line of premium ingredients, mixes and products, including equipment, for all segments of the baking industry. Their products are sold primarily to retail bakeries, bakery distributors, supermarket in-store bakeries, food wholesalers and food service establishments.

Small-Capitalization Public Equity Investments

      The following is a list of the small-capitalization public companies in which we had an investment at June 30, 2001 and the cost and market value of such securities at June 30, 2001

		Market
Name of Company	Cost	Value

Avocent Corp.	$489,572	$372,122

Catalyst Semiconductor, Inc.	302,326	347,358

Constellation Brands, Inc.	396,825	606,800

Ditech Communications Corp.	423,842	304,220

ESC Medical Systems, Ltd.	399,994	394,524

International Total Services, Inc.	68,409	22,935

K-V Pharmaceutical Company	398,546	670,274

NCO Group, Inc.	397,150	363,428

Regeneration Technology, Inc.	390,229	293,040

Rent-A-Center, Inc.	569,787	962,580

Verity, Inc.	455,046	426,332

Warwick Valley Telephone Company	402,188	411,158

WMS Industries, Inc.	398,613	743,384

Totals	$5,092,527	$5,918,155

Quantitative and Qualitative Disclosures about Market Risk

      We invest in small and medium-sized companies, and our investments are considered speculative in nature. Our investments often include securities that are subject to legal or contractual restrictions on resale that adversely affect the liquidity and marketability of such securities. As a result, we are subject to risk of loss which may prevent our stockholders from achieving price appreciation and dividend distributions.

      We consider the management of equity price risk essential to conducting our business and maintaining our profitability. A portion of our portfolio consists of investments in private companies. We anticipate no impact on these investments from modest changes in public market equity prices. However, should significant changes in market prices occur, there could be a long-term effect on valuations of private companies, which could affect the carrying value and the amount and timing of gains realized on these investments. A portion of our investment portfolio also consists of shares of common stock of small-capitalization public companies. These investments are directly exposed to market price risk.

      The portion of our portfolio consisting of investments in private companies is also subject to valuation risk. We value our privately held investments based on a determination of their fair value made in good faith by our board of directors on a quarterly basis in accordance with our established guidelines. In the absence of a readily ascertainable market value, the estimated values of our investments may differ significantly from the values that would exist if a ready market for these securities existed. Any changes in valuation are recorded in our consolidated statements of operations as “Net unrealized gain (loss) on investments.”

Impact of Inflation

      We do not believe that our business is materially affected by inflation, other than the impact that inflation may have on the securities markets, the valuations of business enterprises and the relationship of such valuations to underlying earnings, all of which will influence the value of our investments.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of the end of the fiscal years indicated, unless otherwise noted. See “Use of Proceeds.” The Securities and Exchange Commission expressly does not require disclosure with respect to certain types of senior securities, including information on involuntary liquidating preference per unit on the securities below.

Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit	Per Unit(3)

(in thousands)

Unsecured Demand

Notes Payable

1991(4)	—	—	—	N/A

1992(4)	—	—	—	N/A

1993(4)	—	—	—	N/A

1994(4)	—	—	—	N/A

1995(4)	—	—	—	N/A

1996	—	—	—	N/A

1997	—	—	—	N/A

1998	—	—	—	N/A

1999	—	—	—	N/A

2000	$6,000	$9,657	—	N/A

2001 (as of June 30, unaudited)	6,000	10,238	—	N/A

(1)	Total amount of the class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	Not applicable, as senior securities are not registered for public trading.

(4)	Not applicable, as we were not in existence prior to 1996.

BUSINESS

      We are a closed-end, non-diversified investment company incorporated on August 1, 1996 under the General Corporation Law of the State of Maryland, that is regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to achieve long-term capital appreciation in the value of our investments and to provide current income primarily from interest, dividends and fees paid by our portfolio companies.

      We provide equity and long-term debt financing to small and medium-sized companies in a variety of industries throughout the United States. Our portfolio currently consists primarily of private equity securities and, to a lesser extent, mezzanine investments. We also invest a portion of our assets in small-capitalization public companies. As of June 30, 2001, our portfolio was comprised of the following investments:

			Percent of
	Cost	Fair Value	Total

	(in millions)	(in millions)

Private Equity Securities(1)	$22.3	$39.4	81%

Mezzanine Securities(1)	3.5	3.6	7

Small Capitalization Public Stocks	5.1	5.9	12

Total	$30.9	$48.9	100%

(1)	Our private equity securities typically consist of preferred stock. All of our other current investments, including demand notes, subordinated notes and promissory notes are considered mezzanine investments, although such investments are often accompanied by warrants to purchase common stock. These mezzanine investments are sometimes referred to as “equity-linked securities.”

     Historically, we have focused our investing activities on private equity securities intended to provide long-term capital appreciation. From our inception in 1996 to date, we have invested a total of $25.8 million in 12 private companies. At June 30, 2001, these investments had a stated fair value of $43.0 million, a 67% increase over our original cost. Our investing activity has increased our net asset value per share to $14.55 as of June 30, 2001, representing a 46% appreciation since we began operations.

      We anticipate that our current assets will be fully invested in the next twelve months. Therefore, we believe that it is appropriate to seek additional liquidity through this offering. In addition, we believe that current market conditions, influenced by more stringent credit standards of commercial banks and more conservative capital structures sought by entrepreneurs and equity sponsors, have created an increased demand for mezzanine investments.

      We intend to use a substantial portion of the net proceeds from this offering to significantly expand our origination of mezzanine investments. Thus, as we invest the net proceeds from this offering, we expect that mezzanine investments will represent a much larger percentage of our assets. The mezzanine investments are expected to provide a current cash return to us in the form of interest and origination fees. Although we will typically participate in any increase in the equity value of the companies to whom we provide mezzanine financing through warrants or other equity rights, we anticipate that our mezzanine investments will provide less potential for appreciation in our net asset value than our private equity investments, but will instead provide higher current income that may be distributed to our stockholders. In the future, we may seek to further leverage our portfolio by utilizing additional borrowings to fund our investments.

Investments in Private Companies

      We provide equity and long-term debt financing to private companies. We seek to invest in established companies that:

•	have annual revenues of $25 million or greater;

•	operate in stable industries;

•	have demonstrated favorable financial performance for at least five years; and

•	have an experienced management team.

We generally do not target companies in industries where businesses tend to be particularly vulnerable to changes in economic cycles, are capital intensive, or are highly leveraged. Our private financing is generally used to fund internal growth, buyouts, acquisitions and recapitalizations.

      Our investment adviser sources and originates our investment opportunities, thereby avoiding auctions, which we believe affords us better investment terms, enhances our investment returns, and heightens the probability of successfully completing a greater percentage of our targeted transactions.

      We have an extensive network of potential investment sources. We estimate that we have historically funded approximately 1% of all the private investment opportunities that our investment adviser reviews on our behalf. When assessing a prospective investment, we generally look for a company that has achieved, or has the potential to achieve, market leadership, critical mass, and sustainable cash flow.

      We function as a partner in the growth of our private portfolio companies, rather than merely as a financial participant. We provide managerial assistance to our private companies through board representation and otherwise. We generally have one or two board seats on each of our private companies. We expect that our representatives will play a role in setting corporate strategies and advising our private portfolio companies regarding important decisions affecting their businesses, including:

•	analyzing potential acquisitions;

•	recruiting key managers;

•	securing equity and debt financing; and

•	evaluating strategic opportunities.

      We seek to enable our stockholders to participate in investments not typically available to the public due to the private nature of a substantial majority of our portfolio companies, the size of the financial commitment often required in order to participate in such investments, and/or the experience, skill and time commitment required to identify and take advantage of these investment opportunities.

  Private Equity Investments

      With respect to our private equity investments, we principally focus on companies that demonstrate strong internal growth dynamics and that we consider to be good candidates to achieve growth through selective acquisitions. We also favor equity investments in private companies that we believe can achieve the necessary size, profitability, management depth and sophistication to become public companies or candidates for acquisition.

      Our private equity investments typically range in size from $1 to $5 million. We generally structure our private equity investments as participating preferred stock with an 8% to 10% dividend yield that accumulates and is paid upon a liquidity event. We generally expect our private equity investments to achieve liquidity within three to five years from their respective origination dates, although there can be no assurance that such a time frame will be met, and situations may arise in which we hold securities for a significantly longer period of time.

      The following table presents the fair value at June 30, 2001 of each investment that represented more than 5% of our total assets as of such date:

		Percentage
	Fair Value	of Total Assets

Flight Options International, Inc.	$17,779,400	29%

Fitness Quest, Inc.	8,658,354	14

Pediatric Physicians Alliance, Inc.	3,439,448	6

      For a discussion of such investments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources,” “Risk Factors — Investing in Private Companies Involves a High Degree of Risk” and “Portfolio Companies.”

  Mezzanine Investments

      Although we may in the future invest in different types of equity-linked securities, to date our equity-linked investments have been in the form of mezzanine debt with warrants. Our mezzanine investments are generally subordinated notes, ranging in size from $1 to $3 million with a fixed interest rate of approximately 12% and maturities of five to seven years. Currently, mezzanine investments represent only 7.0% of our investment portfolio. However, as we invest the net proceeds from this offering, we expect that mezzanine investments will become a much larger percentage of our assets.

      We believe that our mezzanine investments address a financing need that is not currently met by banks and other finance companies. Generally, banks and commercial finance companies are primarily focused on providing senior secured long-term debt. The private insurance company and high-yield debt markets are focused primarily on very large financing transactions. As lenders in the mezzanine sector, we are generally focused on providing long-term debt to private companies. We believe that our investment adviser’s expertise with small and medium-sized companies will position us well to take advantage of the opportunity created by current market conditions.

      With respect to our mezzanine investments, we intend to focus on private companies that have demonstrated predictable and sustainable cash flows from operations, strong tangible assets, reasonable financial leverage relative to cash flows from operations, and reasonable prospects to retire at least 50% of their senior indebtedness within three years of our investment.

      Our mezzanine investments are expected to range in size from $2 to $7 million. We expect to structure these investments, similar to our existing mezzanine investments, as subordinated notes with a fixed interest rate ranging from 12% to 18%, an equity feature such as warrants to buy equity in the portfolio company at a nominal price, and maturities of five to seven years. Upon the closing of new mezzanine investments, we expect to receive an origination fee from the portfolio company, typically 2% of our investment.

      The opportunity to liquidate the equity ownership attributable to our mezzanine investments and to realize a gain may occur if the business completes a recapitalization of its equity, either through a sale to new owners, a public offering of its equity, or if we exercise our contractual right, referred to as a “put right,” to require the portfolio company to purchase the warrants or options held by us at a predetermined put price. The put price of the put right is determined at the time of the original investment and is structured to provide our target return.

Small-Capitalization Public Stock Investments

      Since our inception, we have invested a portion of our assets in small-capitalization public companies. With respect to our investments in small-capitalization public companies, our primary focus is on companies that our investment adviser believes have significant potential for growth in sales and earnings. We consider a “small-capitalization” company to be a company that has a market capitalization under $1.5 billion.

      We believe that our ultimate returns as an investor in private companies are strengthened by our role as an investor in small-capitalization public companies. This benefit is derived from historical and future knowledge that we and our managers have and will gain regarding companies, technologies, management, markets and pricing in both public and private markets. For example, knowledge of companies in the private markets can be beneficial in selecting small-capitalization public stocks. Conversely, knowledge of public companies and market performance can be beneficial in pricing, structuring and developing liquidity plans for our private investments.

Investment Sourcing

      We enjoy significant deal sourcing benefits from relationships that the principals of our investment adviser have developed over the years. These individuals have, collectively, in excess of 60 years of private company investment experience, have invested in over 80 private companies and currently manage approximately $273 million in assets. As such, they have established an extensive network of investment referral relationships. Our investment adviser reviews approximately 500 investment opportunities annually for private investment funds that it manages.

      We also work with numerous other intermediaries to source new investment opportunities, including, but not limited to:

•	Private mezzanine and equity investors;

•	Banks, law firms, and accountants;

•	Investment bankers;

•	Business brokers; and

•	Industry organizations.

Selection of Investments and Underwriting Process

      Most of our investments are, and we expect that they will continue to be, in small to medium-sized companies with annual sales of under $500 million. The main criterion for the selection of investments in portfolio companies has remained consistent since we began operations. We seek to identify platform companies which we believe have significant opportunities in the markets they serve or have devised innovative products, services or ways of doing business that afford them a distinct competitive advantage. Such companies might achieve growth either internally or by acquisition.

      In evaluating potential portfolio companies, we pay particular attention to the following characteristics:

•	Management. We seek investments in companies whose management team consists of talented individuals of high integrity with significant experience. We pay particular attention to the depth of the management team and the extent to which key managers have an ownership interest in the company.

•	Opportunity for Significant Influence. We favor investments in companies in which we have the opportunity to become a partner in the building of the business, rather than being merely a financial participant. In addition, we pursue companies in which our representatives will play a role in setting corporate strategies and providing advice regarding important decisions affecting the business, including analyzing potential acquisitions, recruiting key managers, securing equity and debt financing and evaluating strategic opportunities.

•	Market Dynamics. We prefer investments in companies that are addressing a large, unfulfilled market demand with long-term growth prospects and that can reasonably expect to achieve and maintain a significant market share through proprietary products and services. We also favor investments in companies that deliver products and services with significant performance and cost advantages in industries and markets in which significant barriers to effective competition by others exist.

•	Ability to Achieve Liquidity. With respect to our equity investments in private companies, we consider the potential and likely means for achieving the liquidity that would ultimately enable us to realize the value of our equity investments. Possible ways of achieving liquidity include an initial public offering of the company, a sale of the company or a purchase by the company or its managers of our equity interest. We also may liquidate our equity investment through an exercise of the put right that we receive in connection with our mezzanine investments.

•	Ability to Service Debt. With respect to our mezzanine investments, we seek companies that have demonstrated predictable and sustainable cash flows from operations, strong tangible assets, reasonable financial leverage relative to cash flows from operations, and reasonable prospects to retire at least 50% of their senior indebtedness within three years of our investment.

      The investment process includes the identification, due diligence, negotiation, documentation and closing of the investment. Our due diligence typically includes:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	background checks; and

•	research relating to the company’s management, markets, products and services.

      Upon the completion of due diligence and a decision to proceed with an investment in a company, our investment adviser creates an investment memorandum for presentation to our board of directors, which must approve the investment. Additional due diligence with respect to any investment by us may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Portfolio Monitoring and Valuation

      We have a written policy that governs the valuation of our assets, pursuant to which our board of directors values our assets each quarter.

      We value our privately held investments based on a determination of their fair value made in good faith by our board of directors. Initially, the fair value of each such security is based upon its original cost. Cost is also the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in general market conditions) provide a basis for value other than cost. Portfolio investments listed on a securities exchange or traded on the Nasdaq Stock Market are valued at the closing price listed on the relevant exchange or quotation system at the date of valuation. Securities traded in the over-the-counter market are valued based on the average of the closing bid and asked prices on the date of valuation.

      Public securities with legal, contractual or other restrictions on transfer may be discounted due to such restrictions. The lack of liquidity of these securities may adversely affect our ability to dispose of them in a timely manner and at a fair price when we deem it necessary or advantageous to do so. See “Determination of Net Asset Value.”

      We continuously evaluate opportunities to maximize the value of our investments. In that regard, we periodically evaluate potential acquisitions, financing transactions, initial public offerings, strategic alliances, and sale opportunities involving our private portfolio companies. These transactions and activities are generally not disclosed to our stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be. Any such pending transaction could have an impact on the value of an investment, which is also generally not adjusted until the transaction is publicly announced or completed.

Investment Adviser

      Brantley Capital Management, L.L.C. has served as our investment adviser since our inception pursuant to an Investment Advisory Agreement. The principals of our investment adviser collectively have in excess of 60 years of private company investment experience, have invested in over 80 private companies and currently manage approximately $273 million in assets, including our assets.

      In addition to managing our investments, principals of our investment adviser also manage the following other funds:

		Committed
		Capital
Fund Name	Adviser Since	(in millions)	Status

Brantley Venture Partners I (BVP I)	1987	$12.5	Closed to new investments
Brantley Venture Partners II (BVP II)	1990	30.0	Closed to new investments
Brantley Venture Partners III (BVP III)	1993	57.5	Closed to new investments
Brantley Partners IV (BP IV)	1998	123.5	Approximately 40% invested

      The principals of our investment adviser select our investments and those of other private investment funds they manage separately, considering in each case only the investment objectives, investment position, available capital and other pertinent factors applicable to that particular investment fund.

      Our investment adviser is responsible, on a day-to-day basis, for the selection and supervision of our investments and for the oversight of our financial records and financial reporting requirements. Under the terms of our Investment Advisory Agreement, we pay our investment adviser an annual management fee of 2.85% of our average net assets, determined at the end of each calendar quarter, and payable quarterly in arrears throughout the term of the Investment Advisory Agreement. Our investment adviser is responsible for the salaries and expenses of its own personnel, office space costs, and local telephone and administrative support costs. See “Management.”

      As our net assets grow, our board of directors may consider certain changes to our management structure, including the possibility of changing it from externally to internally managed. We believe that our external management structure currently provides us with access to a stronger infrastructure than we would be able to provide on a stand-alone basis with the management fees that we pay. If our net asset value continues to grow through investment gains or through additional equity offerings, we may reach the conclusion that the most cost-effective manner of managing our business is through a different management structure.

      The Investment Advisory Agreement is renewed annually and is terminable with 60 days’ notice. See “The Investment Advisory Agreement.”

Co-Investments and Follow-On Investments

      We have co-invested, and anticipate continuing to co-invest, with other private investment funds managed by our investment adviser, on terms and conditions that are the same in all material respects for all parties. At the present time, these funds include Brantley Venture Partners II, L.P., Brantley Venture Partners III, L.P. and Brantley Partners IV, L.P. On November 18, 1997, we received an exemptive order from the Securities and Exchange Commission that, subject to certain terms and conditions, relieves us from certain provisions of the Investment Company Act of 1940 and generally permits us to co-invest with investment funds managed by our investment adviser.

Temporary Investments

      Pending investments in the types of securities described above, we invest our cash in cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment.

Competition

      We compete with a large number of private equity and mezzanine funds, investment banks, mutual funds and other equity and non-equity based investment funds, as well as traditional financial services companies such as commercial banks and other sources of financing in connection with our investment activity. Many of these entities have greater financial and managerial resources than we do. We compete with such entities primarily on the basis of the quality of our services, the experience and contacts of our investment adviser, our investment analysis and decision-making processes, and the investment terms we offer in respect of the securities to be issued by our portfolio companies. There can be no assurance that we will be able to successfully compete for attractive investment opportunities.

Employees

      Our investment adviser provides all of the personnel necessary to operate our business, and thus we do not have any employees.

Legal Proceedings

      As of the date of this prospectus, we are not party to any material pending legal proceedings and no such material proceedings are known by us to be contemplated.

PORTFOLIO COMPANIES

      The following is a list of the private companies in which we had an investment at June 30, 2001. We make available significant managerial assistance to our portfolio companies. For information relating to the amount and nature of our investments in our portfolio companies, see Note 10 to our Consolidated Financial Statements for the years ended December 31, 2000, 1999 and 1998 on page F-16 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.”

Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company(1)	Principal Business	Held by the Company	Held(2)

Airport Services, Inc. 4475 Burgess Hill Lane Alpharetta, GA 30022	Airport Security	Demand Notes	25%

Disposable Products Company, LLC 422 Business Center Oaks, PA 19456	Non-Woven Paper Products Manufacturer	Subordinated Notes Common Warrants	33% 33%

Fitness Quest, Inc. 1400 Raff Road SW Canton, OH 44750	Fitness Products Direct Marketer	Series A Preferred Common Common Warrants	34% 35% 23%

Flight Options International, Inc. 26180 Curtiss-Wright Parkway Richmond Heights, OH 44143	Private Air Travel Services	Series A-2 Preferred Series A-1 Preferred Series C Preferred Common Warrants	35% 18% 15% 1%

Health Care Solutions, Inc. 3741 Plaza Drive Ann Arbor, MI 48108	Home Health Care Provider	Series C Preferred Series D Preferred Common Warrants	13% 13% 13%

The Holland Group, Inc. 237 W Northfield Blvd. Murfreesboro, TN 37129	Temporary Staffing	Series A Preferred	25%

National Rehab Partners, Inc. 115 East Park Drive Brentwood, TN 37027	Rehabilitation Services	Series A Preferred Promissory Note	13% 13%

Pediatric Physicians Alliance, Inc. 3230-H Peachtree Corners Circle Atlanta, GA 30092	Pediatric Physician Practice Management Group	Series A-2 Preferred Promissory Notes Common Warrants	40% 40% 40%

Petroleum Partners, Inc. 29325 Chagrin Blvd. Cleveland, OH 44122	Petroleum Distribution Maintenance Services	Series A Preferred Series B Preferred Subordinated Note Common Warrants	25% 25% 25% 25%

Prime Office Products, Inc. 3841 Green Hills Village Drive Nashville, TN 37215	Office Products Distributor	Series A Preferred	17%

Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company(1)	Principal Business	Held by the Company	Held(2)

Value Creation Partners, Inc. 445 Hutchinson Parkway Columbus, OH 43235	Food Products Manufacturer and Distributor	Series A Preferred Series B Preferred	25% 8%

Waterlink, Inc. 4100 Holiday St., NW Canton, OH 44718	Water and Waste- Water Management	Common Warrants	7%

(1)	We have two seats on the boards of directors of each of the portfolio companies listed above, except that we have one seat on the board of directors of Disposable Products Company, LLC.

(2)	Percentages shown for warrants held represent the percentage of the outstanding stock we may own, on a fully diluted basis, assuming we exercise our warrant.

DETERMINATION OF NET ASSET VALUE

      We have a written policy that governs the valuation of our assets, pursuant to which our board of directors values our assets each quarter.

      We value our privately held investments based on a determination of their fair value made in good faith by our board of directors. Initially, the fair value of each such security is based upon its original cost. Cost is also the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in general market conditions) provide a basis for value other than cost.

      In adjusting the value of any given portfolio company, our board of directors applies various methods under the valuation guidelines to determine value. They may use, when available, third-party transactions in a portfolio company’s securities as the basis of valuation. This basis of valuation is referred to as the “private market method” and is used only with respect to completed transactions or firm offers made by sophisticated, independent investors. Our board of directors may also use appraisal procedures to determine fair value. Appraisal valuations are based upon such factors as the portfolio company’s earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company’s future financial prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Appraisal valuations are necessarily subjective.

      Portfolio investments for which market quotations are readily available and which are freely transferable are valued as follows:

•	securities listed on a securities exchange or traded on the Nasdaq Stock Market are valued at the closing price listed on the relevant exchange or quotation system on the date of valuation; and

•	securities traded in the over-the-counter market (known as pink sheets) are valued based on the average of the closing bid and asked prices on the date of valuation.

      Securities for which market quotations are readily available but are restricted from free trading in the public securities markets, such as Rule 144 stock, are valued by discounting the closing price or the closing bid and asked prices, as the case may be, for the last trading day prior to the date of valuation to reflect the illiquidity caused by such restrictions, but taking into consideration the existence, or lack thereof, of any contractual right to have the securities registered and freed from such trading restrictions.

      An investment that is exercisable for or convertible into a security for which market quotations are readily available or otherwise contains the right to acquire such a security is deemed to be an investment for which market quotations are readily available, but the value of any such security is reduced by any consideration to be paid by us in connection with the exercise or conversion of such security.

      The value of restricted stock investments for which no public market exists cannot be precisely determined. Generally, such investments are valued on a “going concern” basis without giving effect to any disposition costs.

      Debt securities with maturities of 60 days or less remaining are valued under the amortized cost method. The amount to be amortized is the value on the 61st day if the security was obtained with more than 60 days remaining to maturity. Securities with maturities of more than 60 days remaining for which there is a market and which are freely transferable are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Certificates of deposit which we purchase generally are valued at their face value, plus interest accrued to the date of valuation.

      Our board of directors reviews our valuation policies from time to time to determine their appropriateness. Our board of directors may also hire independent firms to review the methodology of valuation or to conduct a valuation, which is binding and conclusive.

      In order to determine the net asset value per share of our common stock:

•	the value of our assets, including our portfolio securities, is determined by our board of directors;

•	our liabilities, if any, are subtracted therefrom; and

•	the difference is divided by the number of outstanding shares of our common stock.

      The value of our investments may be very difficult to ascertain. Valuation of our investments by the board of directors is, by necessity, subjective and may not be indicative of the price at which such securities may ultimately be sold. The net asset value, as determined by our board of directors, may not be reflective of the price at which an investor could sell his, her or its shares of our common stock in the open market. See “Risk Factors — There is Uncertainty Regarding the Value of Our Privately Held Securities” and “— We Are a Closed-End Investment Company and Our Shares Have Traded and May Continue to Trade at a Discount to Net Asset Value.”

MANAGEMENT

      Our business and affairs are managed under the direction of our board of directors. Our board of directors is responsible for quarterly valuations of our assets as well as general oversight and management of our portfolio. Directors generally hold office for staggered terms of five years as more fully described in our charter and bylaws. Annual meetings of our stockholders are held for the purpose of electing directors upon the expiration of their terms of service and for the transaction of such other business as may properly come before the meeting. The board of directors maintains an audit committee, nominating committee and compensation committee and may establish additional committees in the future. The board of directors elects our officers who serve at the pleasure of the board of directors.

Directors

      The following is information regarding our directors:

			Director	Expiration
Name(1)	Age	Position	Since	of Term

L. Patrick Bales	58	Director	1996	2003
Benjamin F. Bryan	47	Director	1996	2002
Paul H. Cascio*	40	Vice President, Secretary and Director	1998	2006
Michael J. Finn*	51	President and	1996	2004
		Director
Phillip Goldstein	56	Director	2001	2003
Richard Moodie	51	Director	1996	2005
James P. Oliver*	56	Director	1996	2002
Robert P. Pinkas*	47	Chairman of the Board, Chief Executive Officer, Treasurer and Director	1996	2003
Peter Saltz	57	Director	1998	2006
James M. Smith	52	Director	1998	2004

*	Interested Persons as defined in the Investment Company Act of 1940.

(1)	The address of each of our directors is 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122.

Executive Officers

      The following is information regarding our executive officers:

Name(1)	Age	Position

Paul H. Cascio	40	Vice President, Secretary and Director
Michael J. Finn	51	President and Director
Tab A. Keplinger	40	Vice President and Chief Financial Officer
Robert P. Pinkas	47	Chairman of the Board, Chief Executive Officer, Treasurer and Director
Shawn M. Wynne	43	Vice President

(1)	The address of each of our executive officers is 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122.

Biographical Information

      The following information was furnished to us by each director and executive officer currently serving, and sets forth the name and principal occupation or employment of each such person. Except as otherwise noted below, each director and executive officer has held his principal occupation or employment for at least five years.

  Directors

      L.  Patrick Bales is a partner with the firm of Bales Partners, Inc., an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sector. The firm conducts executive search assignments both domestically and internationally and has affiliate offices in London and Tokyo. Previously, Mr. Bales was employed with Paul R. Ray & Company from 1981 to 1983 in their Chicago office and was on the professional staff of two other search firms in the Chicago area from 1975 to 1981. He spent five years with Weber Marking Systems prior to embarking upon his career in executive search.

      Benjamin F. Bryan is President of Owl Properties Company, a real estate management company. He is also a partner in Synergy Capital LLC, a real estate investment and development entity. From 1992 to 1997, Mr. Bryan served as Executive Vice President and a director of The Tower Properties Company, a publicly owned Kansas City, Missouri-based developer, owner and manager of real estate. From 1980 to 1991, Mr. Bryan held a series of public policy and public administration positions, including Executive Assistant to the Mayor of Cleveland, Public Affairs Manager with the Denver Chamber of Commerce and Executive Director of the Metro Denver Transportation Development Commission.

      Paul H. Cascio serves as our Vice President and Secretary and as Vice President, Manager and Secretary of our investment adviser. Mr. Cascio also serves as a general partner of the general partner of Brantley Venture Partners II, L.P. (“BVP II”), Brantley Venture Partners III, L.P. (“BVP III”) and Brantley Partners IV, L.P. (“BP IV”). Prior to joining our investment adviser and BVP III in May 1996, Mr. Cascio was a Managing Director and head of the General Industrial Manufacturing and Services Group in the Corporate Finance Department at Dean Witter Reynolds Inc. Before joining Dean Witter in 1987, Mr. Cascio was employed in the Corporate Finance Department at E.F. Hutton & Company Inc. Mr. Cascio has a wide range of investment banking experience, having completed public debt and equity offerings, private debt and equity offerings, mergers and acquisitions and fairness opinion assignments for a variety of industrial, consumer product and health care related companies.

      Michael J. Finn is our President and is President and a Manager of our investment adviser. Mr. Finn also serves as a general partner of the general partner of BVP II, BVP III and BP IV. From 1987 to 1995, Mr. Finn served as portfolio manager and Vice President of the Venture Capital Group of Sears Investment Management Company in Chicago. In this capacity, Mr. Finn managed the development of a $150 million portfolio of private equity investments, including the investment of over $24 million directly in 25 operating companies. From 1983 to 1987, he led the development of a $250 million venture capital program for the State of Michigan Department of Treasury as its deputy director. In 1982, Mr. Finn founded and served as president of the Michigan Certified Development Corporation, a small business development corporation which financed over $50 million of investments in six companies in Michigan during the period 1982 to 1984. In 1976, he launched the Forward Development Corporation, an entity sponsored by the U.S. Small Business Administration for small business financing. He serves on the board of directors of several portfolio companies in which one or more of Brantley Venture Partners, L.P. (“BVP I”), BVP II, BVP III and BP IV have invested, including Pediatric Services of America, Inc.

      Phillip Goldstein is a self-employed investment adviser and is the President of Kimball and Winthrop, Inc., an investment advisory firm. Since 1992, Mr. Goldstein has managed investments for a limited number of clients and has served as the portfolio manager and President of the general partner of Opportunity Partners, a private investment partnership. He was elected a director of The Mexico Equity and Income Fund in February, 2000, The Italy Fund in May, 2000, and Dresdner RCM Global Strategic Income Fund in November, 2000. He was also a director of Clemente Strategic Value Fund from 1998 to 2000.

      Richard Moodie is a founder, President and Chief Executive Officer of KraftMaid Cabinetry, Inc., the second largest cabinet manufacturer in the United States. He has over 29 years of experience in growing and managing a manufacturing and marketing business. In 1990, Mr. Moodie sold his majority interest in KraftMaid to Masco Corporation of Taylor, Michigan, a $5 billion home furnishing and building materials company. Mr. Moodie holds a limited partnership interest in BVP III and BP IV.

      James P. Oliver is a partner with the law firm of Squire, Sanders & Dempsey L.L.P. and is a past member of the firm’s Management Committee. Mr. Oliver’s practice focuses on general corporate and board matters with substantial experience in high net worth individuals and their succession wealth issues. The law firm of Squire, Sanders & Dempsey L.L.P. has represented us as general counsel since shortly after our formation in 1996.

      Robert P. Pinkas is our Chairman of the Board, Chief Executive Officer and Treasurer; and Chairman of the Board, Chief Executive Officer, Treasurer and a manager of our investment adviser. Mr. Pinkas was the founding partner of BVP I, a venture capital fund started in 1987, and led the formation of three related venture capital funds, BVP II, BVP III and BP IV. A family limited partnership of which Mr. Pinkas is the sole general partner serves as a general partner of the sole general partner of each of BVP I, BVP II, BVP III and BP IV. Each of BVP I, BVP II, BVP III and BP IV has made private equity investments similar to the investments we make in private companies. From 1981 to 1987, Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. Mr. Pinkas has also worked at McKinsey & Co. as a turnaround consultant and strategist for industrial firms and as an attorney at Simpson Thacher & Bartlett. He serves on the board of directors of several portfolio companies in which one or more of BVP I, BVP II, BVP III and BP IV have invested, including Gliatech, Inc., Pediatric Services of America, Inc., and Waterlink, Inc.

      Peter Saltz is a consultant to KraftMaid Cabinetry, Inc. Mr. Saltz served as Vice Chairman of Finance from 1997 to 1999 and Senior Executive Vice President and Chief Financial Officer of KraftMaid from 1980 to 1997 and has over 29 years of experience as a certified public accountant in the United States and South Africa. Mr. Saltz holds a limited partnership interest in BVP III and BP IV.

      James M. Smith is employed by Pilgrim Baxter & Associates where he co-manages the PBHG Strategic Small Company Fund. In addition, Mr. Smith leads the investment team responsible for management of Pilgrim Baxter’s Hybrid Partners I and II and holds additional small cap growth portfolio management responsibilities. Mr. Smith possesses over twenty years of investment experience in equity portfolio management and research. Mr. Smith is a Chartered Financial Analyst.

  Executive Officers Who Are Not Directors

      Tab A. Keplinger has served as our Vice President and Chief Financial Officer since February 1997. Prior to joining us, Mr. Keplinger was Vice President and Chief Financial Officer of Victoria Financial Corporation. Victoria was a start-up private passenger automobile insurance company that grew to approximately $65 million in annual revenues, successfully completed an initial and a secondary public offering, and was later sold to USF&G. Mr. Keplinger began his career with KPMG Peat Marwick and served as a senior audit manager in the manufacturing and service sectors before joining Victoria in 1990. He is a Certified Public Accountant.

      Shawn M. Wynne joined us in 2001 as a Vice President and is primarily responsible for the origination, evaluation, structuring and management of our mezzanine investment activities. Prior to joining us, Mr. Wynne was a Director at Stonehenge Partners Inc., the successor firm to Banc One Capital Markets, Banc One Corporation’s investment banking and principal investment entity, which managed $500 million in assets. He was responsible for origination, execution and management of mezzanine and preferred stock investments for Banc One Capital Markets, Inc. Prior to joining Banc One Capital Markets, Mr. Wynne held senior business development and group management positions with Banc One and the Bank of Nova Scotia. He is a member of the board of directors of various private companies.

Compensation

      The following table sets forth the compensation of our directors and certain of our executive officers. Except as set forth in such table, neither we, nor any other entity that we are affiliated with, paid any other compensation to any director or executive officer, during 2000. Each director who is not one of our officers receives a monthly fee of $500 and an attendance fee of $1,000 for each board of directors and committee meeting attended.

COMPENSATION TABLE

	Aggregate
	Compensation	Securities	Directors Fees
	From the	Underlying	Paid by the
Name of Director or Officer	Company	Options/SARs(2)	Company

L. Patrick Bales(1)	$10,000	2,000	$10,000

Benjamin F. Bryan(1)	10,000	2,000	10,000

Paul H. Cascio	—	50,000	—

Michael J. Finn	—	50,000	—

Tab A. Keplinger	—	50,000	—

Richard Moodie(1)	10,000	2,000	10,000

James P. Oliver	—	2,000	—

Robert P. Pinkas	—	150,000	—

Peter Saltz(1)	10,000	2,000	10,000

James M. Smith(1)	10,000	2,000	10,000

(1)	Compensation consists of amounts received for service as a director of the company.

(2)	These are options that were granted to directors and officers. The terms of the option grants, including vesting schedules, are described below.

     The following table sets forth information regarding individual grants of stock options made during the last fiscal year to each of the named individuals.

OPTION GRANTS IN LAST FISCAL YEAR

		% of Total			Potential Realizable Value at
	Number of	Options			Assumed Annual Rates of Stock
	Securities	Granted to	Exercise Price		Price for Option Term(2)
	Underlying	Employees In	or Base Price	Expiration
Name	Options(1)	Fiscal Year	($/SH)	Date	5%	10%

Robert P. Pinkas	150,000	48.1%	$13.42	2/23/10	$369,258	$3,208,204

Michael J. Finn	50,000	16.1%	13.42	2/23/10	62,003	1,069,401

Paul H. Cascio	50,000	16.1%	13.42	2/23/10	62,003	1,069,401

Tab A. Kelpinger	50,000	16.1%	13.42	2/23/10	62,003	1,069,401

L. Patrick Bales	2,000	0.6%	13.96	6/13/10	1,196	44,496

Benjamin F. Bryan	2,000	0.6%	13.96	6/13/10	1,196	44,496

Richard Moodie	2,000	0.6%	13.96	6/13/10	1,196	44,496

James P. Oliver	2,000	0.6%	13.96	6/13/10	1,196	44,496

Peter Saltz	2,000	0.6%	13.96	6/13/10	1,196	44,496

James M. Smith	2,000	0.6%	13.96	6/13/10	1,196	44,496

(1)	The terms of the options, including vesting schedules, are described below.

(2)	Potential realizable value is calculated on 2000 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent on our future performance and overall market conditions. The potential realizable value will not necessarily be realized.

Stock Options

      We maintain two plans that provide for the granting of stock options to our officers, employees and disinterested directors.

      Our stock option plan permits the granting of nonqualified stock options to our officers and employees. All of our officers are eligible to be selected to participate in our stock option plan. At present, we have no employees. Our stock option plan is administered by the compensation committee of our board of directors, which selects the persons who are eligible to participate and determines the number of options to be granted.

      The number of shares of our common stock available for grant under our stock option plan is 1,175,000, subject to certain adjustments. Options granted under our stock option plan are exercisable at a price not less than the greater of (i) the current market value, as defined in our stock option plan, on the date of option grant and (ii) the current net asset value of the shares of our common stock. Options become exercisable to the extent of one-third of the subject shares after one year from the grant date, two-thirds of the subject shares after two years from the grant date and all subject shares after three years from the grant date.

      Our disinterested director option plan permits the granting of nonqualified stock options to our directors who are not employees or officers. All such directors are eligible to be selected to participate in the disinterested director option plan, which is administered by the compensation committee of our board of directors. In order for options to be issued to the non-employee, non-officer directors, we obtained exemptive relief from the Securities and Exchange Commission. Under the terms of the exemptive order and the disinterested director option plan agreement, each qualified director will be granted an option to purchase 2,000 shares upon their initial appointment to the board of directors. Throughout the term of the plan and immediately following each annual meeting of our stockholders, each qualified director then serving on the board of directors will be granted options to purchase 2,000 additional shares, subject to adjustment. The options granted to directors under the disinterested directors plan have a one-year vesting period.

      We made option grants under the disinterested director option plan retroactive to the date of our formation. As a result, the three original qualifying directors who served on the board of directors since the date of our formation received options to purchase 6,000 shares each in 1999. The remaining qualifying directors who served on the board of directors since 1998 received options to purchase 4,000 shares each in 1999.

Indemnification Agreements

      We have entered into indemnification agreements with each of our directors and officers. Pursuant to these agreements, we will, to the extent permitted under applicable law, indemnify these persons against all expenses, judgments, fines and penalties incurred in connection with the defense or settlement of any actions brought against them by reason of the fact that they are or were our directors or officers or that they assumed responsibilities at our direction or upon our request, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices. In addition, our charter provides for certain limitations on director liability.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

      The following table sets forth as of August 30, 2001, the number of shares of our common stock beneficially owned by each of our directors and executive officers and all directors and executive officers as a group, according to information furnished to us by such persons, except as noted below:

	Amount and Nature of
Name	Beneficial Ownership		Percent of Class(1)

L. Patrick Bales	8,800	(2)(3)	*

Benjamin F. Bryan	12,643	(2)(3)	*

Paul H. Cascio	68,445	(2)(4)	1.77%

Michael J. Finn	114,237	(2)(5)	2.92%

Phillip Goldstein	260,300	(6)	6.83%

Tab A. Keplinger	34,584	(2)(7)	*

Richard Moodie	18,000	(2)(3)	*

James P. Oliver	4,000	(2)(8)	*

Robert P. Pinkas	379,322	(2)(9)	9.17%

Peter Saltz	15,000	(2)(8)	*

James M. Smith	4,000	(2)(8)	*

Shawn M. Wynne	—		—

All Directors and Executive Officers as a Group (12 persons)	919,331		21.03%

*	Shares owned are less than one percent of class.

(1)	Based on 3,810,535 shares outstanding as of August 30, 2001.

(2)	Such person has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3)	Includes 8,000 shares subject to stock option grants.

(4)	Includes 58,334 shares subject to stock option grants. Excludes 41,666 unvested shares subject to stock option grants.

(5)	Includes 108,334 shares subject to stock option grants. Excludes 41,666 unvested shares subject to stock option grants.

(6)	Information regarding share ownership was obtained from the Schedule 13D that Phillip Goldstein and Andrew Dakos filed jointly as a group on May 22, 2001. Mr. Goldstein reported beneficial ownership of 253,400 shares of our common stock and Mr. Dakos reported beneficial ownership of 6,900 shares. Because they filed the Schedule 13D as a group, we have aggregated their share ownership for purposes of this table. Mr. Goldstein reported sole voting power as to 156,500 shares of our common stock, shared voting power as to 7,000 shares, and sole investment power as to 253,400 shares. Mr. Dakos reported sole voting and investment power as to 4,000 shares of our common stock and shared voting investment power as to 2,900 shares.

(7)	Includes 33,334 shares subject to stock option grants. Excludes 41,666 unvested shares subject to stock option grants.

(8)	Includes 4,000 shares subject to stock option grants.

(9)	Includes 325,000 shares subject to stock option grants. Excludes 125,000 unvested shares subject to stock option grants.

     The following table sets forth information about one person known by us to be a beneficial owner of more than 5% of the outstanding shares of our common stock other than as noted above:

	Amount and Nature of
Name	Beneficial Ownership	Percent of Class

Maxus Investment Group	515,500(1)	12.5%
1301 East Ninth Street, Suite 3600 Cleveland, Ohio 44114-1800

(1)	Information regarding share ownership was obtained from the Schedule 13D filed by Maxus Investment Group on January 26, 1999. All of the reporting persons and entities known as Maxus Investment Group reported sole voting and investment power as to 60,000 shares of our common stock and shared voting and investment power as to 455,500 shares of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Our investment adviser is responsible, on a day-to-day basis, for the selection and supervision of our portfolio investments. Relationships between us and our investment adviser, including operational responsibilities, duties and compensation, are governed by the Investment Advisory Agreement. Throughout the term of the Investment Advisory Agreement, we are required to pay to our investment adviser an annual management fee of 2.85% of our average net assets, determined at the end of each calendar quarter and payable in arrears. We incurred $1,546,093 in investment advisory fees for services provided by our investment adviser during the fiscal year ended December 31, 2000. Robert P. Pinkas, our Chairman of the Board, Chief Executive Officer, Treasurer and one of our directors, Michael J. Finn, our President and one of our directors, and Paul H. Cascio, our Vice President, Secretary and one of our directors are officers and managers of our investment adviser, and together own 100% of our investment adviser.

      We co-invest in portfolio companies from time to time with affiliates of our investment adviser, including certain private investment funds. Certain of our officers and directors and officers of our investment adviser also serve as general partners of such investment funds’ general partner. Our co-investments with these entities are subject to the terms and conditions of an exemptive order granted by the Securities and Exchange Commission, which relieves us from certain provisions of the Investment Company Act of 1940 and permits certain joint transactions with investment funds managed by our investment adviser.

      We are an investor in Disposable Products Company, LLC, as discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Grand River Industries, Ltd. owns 85% of Disposable Paper Products. Grand River is a limited liability company that is 100% owned by Objective Industrial Investments Partners, L.P. Robert P. Pinkas, our Chairman and Chief Executive Officer, is a general partner in Objective. Mr. Pinkas, as a result of his investment commitment in Objective Industrial Investment Partners, owns 20% of Grand River.

      James P. Oliver has been one of our directors since 1998 and is a partner with the law firm of Squire Sanders & Dempsey L.L.P., which has represented us as general counsel since shortly after we were formed in 1996. We incurred $153,040 in legal fees for services provided by Squire Sanders & Dempsey L.L.P. during the fiscal year ended December 31, 2000.

THE INVESTMENT ADVISORY AGREEMENT

      Pursuant to the Investment Advisory Agreement, Brantley Capital Management, L.L.C., 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122, serves as our investment adviser. Subject to the overall supervision of our board of directors, our investment adviser administers our business affairs and furnishes us with office facilities and clerical, bookkeeping and record keeping services at such facilities. See “Management.”

      Pursuant to the terms of the Investment Advisory Agreement, our investment adviser is responsible for, among other things:

•	Determining what securities we will purchase, retain or sell;

•	Identifying and evaluating the structure of the investments we make;

•	Arranging debt financing for us;

•	Providing portfolio management and servicing of securities in our portfolio; and

•	Administering our day-to-day affairs.

      Our investment adviser is also responsible for oversight of the administrator responsible for the financial records which we are required to maintain and assists in the preparation of financial information for reports to our stockholders and reports filed with the Securities and Exchange Commission. In addition, our investment adviser assists us in determining and publishing our net asset value, oversees both the preparation and filing of our tax returns, and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

      In return for its services, we pay our investment adviser an annual management fee of 2.85% of our average net assets, determined at the end of each calendar quarter, and payable quarterly in arrears, throughout the term of the Investment Advisory Agreement.

      The Investment Advisory Agreement is not exclusive, and the adviser is free to furnish similar services to others so long as its services to us are not impaired.

      Our investment adviser is responsible for the salaries and expenses of its own personnel and any costs of office space, and local telephone and administrative support it provides to us. Our investment adviser is responsible for certain expenses, including but not limited to:

•	all costs associated with identifying and selecting prospective investments;

•	the cost of office space and necessary office equipment for us; and

•	the cost of adequate corporate, administrative and clerical personnel for us.

      We are responsible for all other expenses, including those relating to calculating and publishing our net asset value, all other expenses incurred by either our investment adviser or us in connection with administering the ordinary course of our business, and direct costs such as printing, mailing, long distance telephone, staff, independent accountants and outside legal costs.

      The Investment Advisory Agreement was approved by our board of directors on October 29, 1996, and is renewable each year on November 26, provided that its continuance is approved annually by our board of directors or by the affirmative vote of the holders of a majority of the outstanding shares of our common stock, including, in either case, approval by our directors who are not interested persons. Our board of directors recently approved the renewal of the Investment Advisory Agreement and it is therefore subject to renewal on November 26, 2002. The Investment Advisory Agreement may be terminated by either party without penalty upon at least 60 days’ notice to the other. See “Risk Factors — We Depend Upon Our Investment Adviser for Our Future Success.”

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.

      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in our common stock. A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person. Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.

Taxation as a Regulated Investment Company

      We intend to continue to be treated for tax purposes as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If we (i) qualify as a regulated investment company and (ii) distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gain) (the “90% Distribution Requirement”) each year, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) that we distribute (or treat as “deemed distributed”) to stockholders. In addition, if we distribute in a timely manner the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year, and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). We generally will endeavor to distribute (or treat as deemed distributed) to our stockholders all of our investment company taxable income and our net capital gain, if any, for each taxable year so that we will not incur federal income or excise taxes on our earnings. We will be subject to federal income tax at our regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the Investment Company Act of 1940; (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer (the “50% of the Value Requirement”), and (ii) no more than 25% of the value of our assets is invested in the securities (other than

U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that are controlled (as determined under applicable rules of the Internal Revenue Code) by us and are engaged in the same or similar or related trades or businesses (the “25% of the Value Limitation” and together, the 50% of the Value Requirement and the 25% of the Value Limitation shall be referred to as the “Diversification Test.”)

      Because we invest in only a limited number of portfolio companies, we currently do not satisfy the 25% of the Value Limitation (and therefore the Diversification Test). In addition, we anticipate that we may not satisfy the Diversification Test on the last day of one or more future quarters. The Internal Revenue Code, however, modifies the above Diversification Test in the case of certain investment companies furnishing capital to development corporations (the “Modified Diversification Test”). In order for the Modified Diversification Test to be applicable to us, the Securities and Exchange Commission must determine and certify to the Internal Revenue Service no more than 60 days prior to the close of each relevant taxable year that we are principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available. For purposes of this determination, a corporation will be considered to be principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available for at least 10 years after our first acquisition of any security in such corporation if, as of the date of such first acquisition, the issuer corporation was principally so engaged. In addition, we will be considered on any date to be furnishing capital to a corporation whose securities we hold if we have acquired securities in such corporation within the preceding 10 years. We intend to request such certification, if necessary. Periodic recertification may be necessary.

      If the Modified Diversification Test is applicable to us, then for purposes of determining whether we satisfy the 50% of the Value Requirement discussed above, we will be able to include the value of the securities of any issuer (whether or not we hold more than 10% of the outstanding voting securities of such issuer) provided that at the time of the latest acquisition of any securities of such issuer our basis in all securities of such issuer held by us did not exceed 5% of the value of our total assets as of such date. The Modified Diversification Test will not apply to any security of an issuer if we have continuously held securities in such issuer (or any predecessor company) for more than 10 years. In addition, the Modified Diversification Test will not apply to us for a quarter if, as of the close of such quarter, more than 25% of our total assets are represented by securities of issuers for which we hold more than 10% of the outstanding voting securities of such issuers and with respect to which we have continuously held securities in such issuers (or any predecessor companies) for more than 10 years, unless the value of our total assets represented by such securities is reduced to 25% or less within 30 days after the close of such quarter. Even if the Modified Diversification Test is applicable to us, we must still satisfy the 25% of the Value Limitation discussed above.

      The Internal Revenue Code also contains two other exceptions to the Diversification Test that may allow us to continue to qualify as a regulated investment company even if we fail to satisfy the Diversification Test (or the Modified Diversification Test) as of the close of any quarter. In this respect, the Code provides that a company that satisfied the Diversification Test as of the close of any quarter shall not lose its status as a regulated investment company during a subsequent quarter due to a discrepancy between the value of its various investments and the requirements of the Diversification Test unless such discrepancy exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition. Thus, if we have satisfied the Diversification Test for at least one quarter, we will not lose our status as a regulated investment company as a result of failing to satisfy the Diversification Test provided such failure is due to a fluctuation in the value of our assets or a distribution made by us and is not attributable in whole or in part to the acquisition of any securities (the “Fluctuation in Value Exception”). In addition, if a discrepancy is due in whole or in part to the acquisition of securities, the Internal Revenue Code provides that a company will not lose its status as a regulated investment company if such discrepancy is eliminated within 30 days after the close of such quarter. Thus, we will generally have 30 days after the close of any quarter to dispose of assets in order to satisfy the Diversification Test.

      We currently satisfy the Fluctuation in Value Exception. Accordingly, although we do not satisfy the Diversification Test, we are still adequately diversified under the Subchapter M requirements for regulated investment companies.

      If we fail to satisfy the Diversification Test for any future quarter, the Modified Diversification Test and the exceptions to the Diversification Test discussed above, we will fail to qualify as a regulated investment company and all of our income will be subject to federal income tax at the regular corporate tax rate as discussed below. As a result, we will make every effort to satisfy the Diversification Test, the Modified Diversification Test, or the exceptions to the Diversification Test. In order to satisfy these tests, however, we may be prevented from making acquisitions (including acquisitions through the exercise of options, warrants, conversion rights, or other purchase rights) of new or additional securities, even though we believe such acquisitions to be advantageous or beneficial from an investment standpoint. Alternatively, it may be necessary for us to dispose of certain currently held securities in order to satisfy these tests even though such dispositions may not be advantageous or beneficial from an investment standpoint. Because our portfolio will consist primarily of illiquid investments, we may not be able to dispose of our assets in a timely manner or on an economically advantageous basis in order to satisfy the Diversification Test, the Modified Diversification Test or the exceptions to the Diversification Test.

      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and may have to be distributed to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act of 1940, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a regulated investment company, including the Diversification Test. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a regulated investment company, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders.

      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.

Taxation of Stockholders

      Our distributions generally are taxable to our stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to our stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains properly designated by us as “capital gain dividends” will be taxable to a stockholder as long-term capital gains regardless of such stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our company’s dividend reinvestment plan). Distributions in excess of our earnings and profits first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder. A portion of our distributions may be subject to alternative minimum tax. You should consult your own tax advisor to determine how an investment in our stock would affect your alternative minimum tax liability.

      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, our stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and our stockholders will report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to a stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liability to the stockholders. A stockholder that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we choose this “deemed distribution” option, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend we declare in October, November, or December of any calendar year, payable to our stockholders of record on a specified date in such a month and which we actually pay during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which we declared the dividend.

      If we acquire “qualified small business stock,” hold such stock for more than five years, and dispose of such stock at a gain, a non-corporate stockholder who held his, her, or its common stock at the time that we purchased the qualified small business stock and at all times thereafter until the disposition of such qualified small business stock may be entitled to exclude from such stockholder’s taxable income up to 50% of such stockholder’s share of such gain. For this purpose, “qualified small business stock” generally means stock that was acquired directly from the issuing corporation, where such issuing corporation is taxable under Subchapter C of the Internal Revenue Code, is actively engaged in a trade or business, and has no more than $50,000,000 of gross assets at any time prior to issuance and immediately thereafter. A portion of any amount excluded from your taxable income pursuant to the rules discussed in this paragraph will be treated as a preference item for purposes of computing your alternative minimum tax liability.

      You should consider the tax implications of buying our common stock just prior to a distribution. Even if the price of our common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against your tax basis in our common stock.

      You may recognize taxable gain or loss if you sell or exchange our common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in such stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held such stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of our common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of our common stock may be disallowed if other shares of our common stock are purchased, under our dividend reinvestment and cash purchase plan or otherwise, within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the common stock of the company) that is lower than the maximum rate for other income. Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Internal Revenue Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on our distributions (including certain redemptions of our common stock). Accordingly, investment in our common stock is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

      We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. We may be required to report annually to the Internal Revenue Service and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in our common stock, including the possible effect of any pending legislation or proposed regulation.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

      We operate in a highly regulated environment. The following discussion generally summarizes certain regulations.

      A business development company is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in growing businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, our qualifying assets represent at least 70% of the value of our total assets. This is referred to as the “70% test.” The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that:

•	is organized and has its principal place of business in the United States;

•	is not an investment company other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

•	Cash, cash equivalents, government securities, or high quality debt securities, within the meaning of the Investment Company Act of 1940, maturing in one year or less from the time of investment.

      In addition, a business development company must be organized in the United States to make investments in the types of securities described above. To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company.

      We may invest up to 30% of our assets in portfolio investments that are not eligible assets. This portion of our portfolio consists primarily of investments in small-capitalization public companies.

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. See “Risk Factors — We Borrow Money Which Magnifies the Potential for Gain or Loss on Amounts Invested and May Increase the Risk of Investing in Our Common Stock” and “Senior Securities.”

      We are also prohibited by the Investment Company Act of 1940 from knowingly participating in a joint transaction, including co-investments in a portfolio company with an affiliated person, including any of our directors, our investment adviser or any entity managed or advised by any of them. We have been granted an exemptive order from the Securities and Exchange Commission relieving us, subject to certain terms and conditions, from certain of the provisions of the Investment Company Act of 1940, and generally permitting us to engage in co-investments with certain private investment funds managed by our investment adviser.

      We have adopted a code of ethics that establishes procedures for personal investments and restricts certain transactions. A copy of the code of ethics may be reviewed at or obtained from the Securities and Exchange Commission. See “Where You Can Find Additional Information.”

      In connection with our intention to significantly expand our origination of mezzanine investments, our board of directors added the provision of current income to our investment objective. Under the Investment Company Act of 1940, we are not required to obtain stockholder approval to amend our investment objective.

      Under the Investment Company Act of 1940, we are prohibited, as a business development company, from selling our common stock at a price below the current net asset value per share for such stock unless, among other conditions, the policy and practice of making such sales is approved by holders of a majority of such shares of our common stock, as well as the holders of a majority of such shares who are not our affiliates. In addition, a majority of our directors who are not “interested persons” of our company must first determine that any such sale would be in the best interest of our company and our stockholders, and in consultation with the underwriter, that the offering price would be not less than a price that closely approximates the market price less any distributing discount or commission. At a special meeting of stockholders to be held on           , 2001, we will request that our stockholders authorize us, for a period of one year, to sell shares of our common stock with a value of up to $100 million in the aggregate, in one or more offerings, at prices per share below the then-current net asset value per share. The shares of common stock in this offering are being offered subject to such stockholder approval.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940. The Investment Company Act of 1940 defines “a majority of the outstanding voting securities” as (1) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) 50% of the outstanding voting securities, whichever of the two is the lesser.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

      Pursuant to our dividend reinvestment and cash purchase plan, stockholders whose shares of our common stock are registered in their own names will be included in the plan unless they opt out of participation in the plan. In the case of our stockholders such as banks, brokers or nominees that hold our common stock for others who are beneficial owners, our plan agent will administer the plan on the basis of the number of shares of our common stock certified by such beneficial owners as registered for stockholders that have not elected to opt out of the plan. Investors that own shares of our common stock registered in the name of such a beneficial owner should consult with such nominee as to participation or withdrawal from the plan. Our agent for the plan is State Street Bank and Trust Company. For contact information for our plan agent, see “Administrator, Custodian, Transfer and Dividend Paying Agent and Registrar.”

      Under the plan, when we declare a dividend or distribution, the amounts to which a participant is entitled will be reinvested in our common stock. We will either issue such shares or they will be purchased on the open market. If the market value per share of our common stock on the record date equals or exceeds the net asset value per share of our common stock on that date, we will issue new shares at the net asset value per share. If the net asset value per share exceeds the market price, our plan agent will, as agent for the participant, buy shares of our common stock in the open market or in private transactions as soon as practicable after such date. If before our plan agent has completed the purchases, the market price exceeds the net asset value per share, our plan agent may suspend purchasing in the market and we will issue new shares at net asset value per share to fulfill the purchase requirements. See “Determination of Net Asset Value” and “Tax Status.”

      Our plan agent will make an initial determination of the market value per share of our common stock by taking the higher of the average of the closing sales prices, as reported in The Wall Street Journal, at which shares of our common stock were traded on the last five days on which trading in the shares of our common stock was reported to have taken place on the Nasdaq National Market prior to the payment date of the dividend or distribution, and 95% of the opening sales price on the payment date, which may be up to three months after the date as of which the net asset value of the shares of our common stock was last determined.

      Participants also have the option, commencing on January 1 of each year, of making additional annual cash payments to the plan in any amount of $1,000 or more up to $10,000. Larger amounts may be accepted with the prior approval of our plan agent. Our plan agent will use all funds received from participants to purchase shares of our common stock in the open market on or about February 28 of each such year. Any voluntary funds must be received no later than 10 days prior to such date and any prior deposit may be withdrawn if written request for withdrawal is received by our plan agent no later than 10 days prior to such date.

      Our plan agent maintains all stockholder accounts in the plan and furnishes written confirmation of all transactions in an account. Common stock in the plan is held in the name of the participant, and each stockholder’s proxy shall include any of his or her holdings in the plan.

      There is no charge to the participants for reinvesting dividends and distributions or for voluntary cash payments. We pay the fees of our plan agent. There are no brokerage charges with respect to shares of our common stock issued directly by us for participants in the plan. However, each participant pays a pro rata share of brokerage charges for shares purchased in the market.

      We, along with our plan agent, reserve the right to terminate the plan. Further, the plan may be amended by agreement between us and our plan agent upon 30 days’ notice to participants. A participant may withdraw from the plan upon written request to our plan agent, in which event, no further purchases of our common stock will be made for such withdrawing participant and all shares of our common stock and funds held for such participant will be forwarded to the participant or pursuant to the participant’s order. All communications regarding the plan should be directed to our plan agent.

DESCRIPTION OF SECURITIES

Common Stock

      We are authorized to issue 25,000,000 shares of our common stock, par value $0.01 per share. The holders of our common stock are entitled to one vote per share on all matters submitted for action by the stockholders. There is no provision for cumulative voting rights with respect to the election of directors. Accordingly, the holders of more than 50% of the outstanding shares of our common stock have the power to elect all of the directors. The holders of our common stock are entitled to receive dividends when, as and if declared by the board of directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of securities, if any, having preference over our common stock. Holders of our common stock, as such, have no conversion, preemptive or other subscription rights and there are no redemption provisions applicable to our common stock. All of the outstanding shares of our common stock are, and the shares of our common stock offered hereby, when issued against the consideration set forth in this prospectus, will be, fully-paid and non-assessable. Certificates evidencing the number of shares of our common stock owned by each stockholder of record are available upon request by such stockholder. The following are our outstanding classes of securities as of August 30, 2001.

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Company	Exclusive of
	(1)	Amount	or for its	Amounts Shown
	Title of Class	Authorized	Accounts	Under(3)

Brantley Capital Corporation	Common Stock	25,000,000	—	3,810,535

Limitation of Liability

      We have adopted provisions in our Articles of Amendment and Restatement of our Charter and our Amended and Restated Bylaws limiting the liability of our directors and officers for monetary damages. The effect of these provisions is to eliminate our rights as well as those of our stockholders, through stockholders’ derivative suits on our behalf, to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer, including breaches resulting from negligent or grossly negligent behavior except in certain limited situations. These provisions do not limit or eliminate our rights or those of any of our stockholders to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Anti-Takeover Provisions

      Provisions of the Maryland General Corporation Law and our Articles of Amendment and Restatement of our Charter and Amended and Restated Bylaws could make the following actions more difficult:

•	acquiring us by means of a tender offer;

•	acquiring us by means of a proxy contest or otherwise; and

•	removing our incumbent officers and directors.

      These provisions, which are summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because negotiation of such proposals could result in an improvement of their terms.

      The percentages required by the voting provisions described below are in excess of those required by the Investment Company Act of 1940 and by the Maryland General Corporation Law.

  Classified Board of Directors

      Our Articles of Amendment and Restatement of our Charter and our Amended and Restated Bylaws provide for the board of directors to be divided into five classes of directors serving staggered five-year terms. This provision has been included in our Articles of Amendment and Restatement of our Charter and our Amended and Restated Bylaws to provide greater likelihood of continuity of our management because the nature of our investments is such that continuity of management for a substantial period may be necessary to realize the full value of the investments we make. A staggered board of directors may also serve to deter hostile takeovers. The board of directors has considered this provision and determined that it is in the best interests of our stockholders.

  Removal of Directors

      In addition, our Articles of Amendment and Restatement of our Charter contain certain special voting provisions. A director may be removed by the stockholders only for cause and then only by a vote of the holders of at least 75% of the shares entitled to be cast on the matter.

  Conversion to Open-End Investment Company

      In order to convert us from a closed-end to an open-end investment company, the affirmative vote of at least 75% of the continuing directors and by the holders of at least 75% of the shares entitled to be cast on the matter is required. A “continuing director” for these purposes is any member of the board of directors who (i) is not an interested party as defined under the Maryland General Corporation Law to be a person or affiliate of a person who enters or proposes to enter into a business combination and (ii) who has been a member of the board of directors for a period of at least 12 months, or is a successor of a continuing director who is unaffiliated with an interested party and has been recommended to succeed a continuing director by a majority of the continuing directors then on the board of directors.

  Special Meetings

      Our Amended and Restated Bylaws provide that a meeting of our stockholders that is not called by our Chairman and Chief Executive Officer, our President or a majority of the board of directors may be called only by the holders of a majority of the shares entitled to be cast on the matter.

  Advance Notice

      Our Amended and Restated Bylaws include an advance notice provision for submission by stockholders of nominees for the board of directors and for submission by stockholders of business to be transacted at any of our annual or special meetings. In order to submit nominees for the board of directors or business to be transacted at a meeting, a stockholder must submit his or her proposal in writing to our Secretary not less than 60 nor more than 90 days prior to the meeting. If less than 70 days’ notice of the meeting is given, then such proposals must be submitted by the close of business on the tenth day following the date notice of the meeting was first sent out. The written proposal must include certain information as prescribed by our Amended and Restated Bylaws in order to be considered. Failure to comply with the timing and form requirements will result in the stockholder’s nominee or proposal being excluded from being considered at the annual or special meeting.

Annual Meetings

      Pursuant to our Amended and Restated Bylaws, an annual meeting of our stockholders shall be held on such date and at such hour as may from time to time be designated by the board of directors and stated in the notice of such meeting for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting.

Maryland Corporate Law

      We are subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

  Business Combination Statute

      Certain provisions of the Maryland General Corporation Law, collectively referred to as the business combination statute, establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable. Among other things, the business combination statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66  2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

  Control Share Acquisition Statute

      The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share acquisition statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

      (1)  one-tenth or more but not less than one-third;

      (2)  one-third or more but less than a majority; or

      (3)  a majority of all voting power.

      Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share acquisition statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share acquisition statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares, except those for which voting rights have previously been approved, for “fair value” as determined pursuant to the control share acquisition statute in the event:

      (1)  there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share acquisition statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share acquisition statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to the issuing corporation. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

ADMINISTRATOR,

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT
AND REGISTRAR

      State Street Bank and Trust Company serves as our administrator and, subject to appropriate review and approval by our board of directors or our officers:

•	oversees the determination and publication of our net asset value;

•	oversees the maintenance by our custodian of certain of our books and records;

•	prepares income tax returns for review by our independent auditors;

•	reviews and arranges for payment of our expenses;

•	prepares financial information to be submitted to our stockholders and arranges for the printing and dissemination of reports and communications to our stockholders;

•	prepares periodic financial information required to be filed with the Securities and Exchange Commission;

•	prepares certain reports relating to our business and affairs, and upon request, makes recommendations to the board of directors concerning the performance of the independent auditors or the performance and fees of the custodian and transfer agent;

•	oversees calculations of fees paid to our investment adviser, custodian and transfer agent;

•	provides periodic testing of portfolios to assist our investment adviser in complying with the Internal Revenue Code, the requirements of the Investment Company Act of 1940; and

•	provides such other services as necessary to administer the ordinary course of our business.

      For its services, we pay the administrator an annual fee based on our average net assets of (i) 0.08% of the first $100 million of average net assets; (ii) 0.06% of the next $100 million of average net assets; and (iii) 0.04% of average net assets in excess of $200 million, subject to a minimum annual fee of $75,000. Based on our net assets of $55.4 million at June 30, 2001, the annual fee we would pay to the administrator in 2001 would be $75,000.

      An additional annual fee of $10,000 will be applied if we engage in leverage transactions other than temporary borrowings. We also reimburse the administrator for its out-of-pocket expenses.

      Our administration agreement with State Street Bank and Trust Company also provides for certain limitations on the liability of State Street and indemnification of State Street by us under certain circumstances. State Street cannot be held liable for damages under the agreement unless such damages were caused by gross negligence or willful misconduct, and such damages are limited to State Street’s total annual compensation under the administration agreement. In addition, we agree to indemnify State Street against any claims made under the administration agreement that are not the result of the gross negligence or willful misconduct of State Street, its officers or employees.

      State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 is our transfer and dividend paying agent and registrar as well as our custodian.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

UNDERWRITING

      Subject to the terms and conditions set forth in our underwriting agreement with Friedman, Billings, Ramsey & Co., Inc. as the underwriters’ representative of the several underwriters, we have agreed to sell to each of the underwriters, and each of the underwriters has severally agreed to purchase, the number of shares of common stock set forth opposite their names below.

Number of
Underwriter	Shares

Friedman, Billings, Ramsey & Co., Inc.

Stifel, Nicolaus & Company, Incorporated

Jolson Merchant Partners, Inc.

Total	5,000,000

      Under the terms and conditions of the underwriting agreement, the underwriters are committed to purchase all of our common stock offered by this prospectus if any is purchased. We have agreed to indemnify the underwriters against certain civil liabilities under the Securities Act of 1933 or to contribute to payments the underwriters may be required to make in respect of such liabilities.

      The underwriters initially propose to offer our common stock directly to the public at the public offering price set forth on the cover page of this prospectus, and to certain dealers at such offering price less a concession not to exceed $     per share. The underwriters may allow, and such dealers may reallow, a concession not to exceed $     per share to certain other dealers. After our common stock is released for sale to the public, the underwriters may change the offering price and other selling terms.

      We have granted the underwriters an option exercisable during the 30-day period after the date of this prospectus to purchase, at the initial offering price less underwriting discounts and commissions, up to an additional 750,000 shares of common stock for the sole purpose of covering over-allotments, if any. To the extent that the underwriters exercise the option, each underwriter will be committed, subject to certain conditions, to purchase that number of additional shares of our common stock that is proportionate to such underwriter’s initial commitment.

      The following table provides information regarding the per share and total underwriting discounts and commissions we will pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional 750,000 shares.

	No exercise	Full exercise
	of over-	of over-
	allotment	allotment
	option	option

Per Share	$	$

Total	$	$

      As described in the underwriting agreement, we have agreed to reimburse the underwriters for certain accountable out-of-pocket expenses in connection with this offering. We estimate that the total expenses of the offering payable by us, excluding underwriting discounts and commissions, will be approximately $          .

      In connection with this offering, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of our common stock. Specifically, the underwriters may over-allot this offering creating a syndicate short position. In addition, the underwriters may bid for and purchase common stock in the open market to cover syndicate short positions or to stabilize the price of the common stock. Finally, the underwriting syndicate may reclaim selling concessions from syndicate members if the syndicate repurchases previously distributed common stock in syndicate covering transactions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of our common stock above independent market levels. These transactions may be effected on the Nasdaq National Market or in the over-

the-counter market or otherwise. The underwriters are not required to engage in these activities and may end any of these activities at any time.

      At our request, the underwriters are reserving up to 500,000 shares of our common stock offered by this prospectus for sale at the offering price to our stockholders of record as of            , 2001. The number of shares available for sale to the general public in this offering will be reduced to the extent these persons purchase these reserved shares. Any shares not so purchased will be offered by the underwriters to the general public on the same basis as the other shares offered hereby.

      The underwriters have informed us that they do not intend to confirm sales of our common stock offered by this prospectus to any accounts over which they exercise discretionary authority.

      We, our executive officers and our interested directors have agreed not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 180 days from the effective date of this prospectus. Subject to certain exceptions, the underwriters’ representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

      In the ordinary course of their business, the underwriters’ representative has and continues to, and the other underwriters and/or their affiliates may, perform investment banking, broker-dealer, lending, financial advisory or other services for us for which the underwriters’ representative has and continues to, and others may, receive customary compensation.

INDEPENDENT PUBLIC ACCOUNTANTS

      The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement, to the extent and for the periods indicated in their reports, have been audited by Arthur Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

      The board of directors has selected, and our stockholders thereafter approved, Arthur Andersen LLP to audit our accounts for the fiscal year ending December 31, 2001. Arthur Andersen has advised us that neither the firm nor any of its members or associates has any direct or indirect financial interest in us or in any of our affiliates other than as auditors.

      Arthur Andersen has been our independent public accountant since January 12, 2000, when we dismissed Ernst & Young LLP as our independent auditors and engaged Arthur Andersen to act as our independent auditors to audit our accounts for the fiscal years ended December 31, 1999 and 2000. The decision to change accountants was based upon a review of fee proposals for the upcoming fiscal year and was approved by our audit committee and by our board of directors. Arthur Andersen’s reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years and the subsequent interim period preceding the dismissal of Ernst & Young, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of such disagreements in connection with their reports.

      During the two fiscal years and the subsequent interim period preceding Ernst & Young’s dismissal they did not advise us: (1) that the internal controls necessary for us to develop reliable financial statements did not exist; (2) that information had come to their attention that led them to no longer be able to rely on management’s representations, or that made them unwilling to be associated with the financial statements prepared by management; (3) of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may have (i) materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) caused Ernst & Young to be unwilling to rely on management’s representations or be associated with our financial statements; or (4) that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

      During the two fiscal years and the subsequent interim period prior to engaging Arthur Andersen, we did not consult Arthur Andersen regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and they did not provide either a written report or oral advice to us that they concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K. However, Arthur Andersen provided due diligence services in connection with investment transactions that we and our affiliates considered and/or completed.

LEGAL MATTERS

      The legality of the common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters will be passed upon for the underwriters by McDermott Will & Emery, Washington, DC.

BRANTLEY CAPITAL CORPORATION FINANCIAL STATEMENTS

BRANTLEY CAPITAL CORPORATION

BALANCE SHEETS

	June 30,	December 31,
	2001	2000

	(Unaudited)

ASSETS

Investments, at market	$48,869,946	$41,462,305

Cash and cash equivalents	10,226,227	14,882,432

Dividends and interest receivable	2,793,130	2,103,811

Other assets	18,546	22,950

Total Assets	$61,907,849	$58,471,498

LIABILITIES AND STOCKHOLDERS’ EQUITY

Note payable	$6,000,000	$6,000,000

Advisory fee payable	362,732	383,976

Accrued interest	65,117	—

Accrued professional fees	13,508	68,370

Other liabilities	37,547	76,133

Total Liabilities	6,478,904	6,528,479

Stockholders’ Equity:

Common Stock, $0.01 par value; 25,000,000 shares authorized and 3,810,535 shares issued and outstanding at June 30, 2001 and December 31, 2000, respectively	38,105	38,105

Additional paid in capital	37,484,895	37,484,895

Retained earnings	17,905,945	14,420,019

Total Stockholders’ Equity	55,428,945	51,943,019

Total Liabilities and Stockholders’ Equity	$61,907,849	$58,471,498

Net Asset Value Per Share	$14.55	$13.63

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

(Unaudited)

	For the quarter ended

	June 30,	June 30,
	2001	2000

Investment Income:

Interest	$124,633	$320,347

Dividends	289,285	220,161

Total investment income	413,918	540,508

Operating Expenses:

Advisory fees	371,504	374,945

Administration fees	18,698	29,687

Professional fees	52,389	35,804

Interest on note payable	93,575	—

Other	20,791	62,317

Total expenses	556,957	502,753

Investment (Loss) Income, Net	(143,039)	37,755

Net Realized and Unrealized Gains (Losses) on Investments:

Net realized gain on investments	26,039	1,032,798

Net unrealized gain (loss) on investments	3,439,067	(1,033,091)

Net gain (loss) on investments	3,465,106	(293)

Net change in net assets resulting from operations	$3,322,067	$37,462

Net change in net assets resulting from operations per share, primary and fully diluted	$0.88	$0.01

Weighted average number of shares outstanding, primary and fully diluted	3,810,535	3,810,535

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

(Unaudited)

	For the six months ended

	June 30,	June 30,
	2001	2000

Investment Income:

Interest	$293,138	$728,576

Dividends	560,743	440,322

Total investment income	853,881	1,168,898

Operating Expenses:

Advisory fees	723,075	775,010

Administration fees	36,986	59,374

Professional fees	151,499	71,608

Interest on note payable	228,656	—

Other	168,459	124,633

Total expenses	1,308,675	1,030,625

Investment (Loss) Income, Net	(454,794)	138,273

Net Realized and Unrealized Gains (Losses) on Investments:

Net realized gain on investments	433,135	1,290,925

Net unrealized gain (loss) on investments	3,507,585	(627,915)

Net gain (loss) on investments	3,940,720	663,010

Net change in net assets resulting from operations	$3,485,926	$801,283

Net change in net assets resulting from operations per share, primary and fully diluted	$0.92	$0.21

Weighted average number of shares outstanding, primary and fully diluted	3,810,535	3,810,535

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

		Additional		Total
	Common	Paid in	Retained	Stockholders
	Stock	Capital	Earnings	Equity

Balance at December 31, 1998	$38,105	$37,505,433	$12,397,990	$49,941,528

Net increase in net assets from operations	—	—	4,251,654	4,251,654

Distributions from:

Net investment income	—	—	(495,370)	(495,370)

Net realized gains	—	—	(1,257,477)	(1,257,477)

Balance at December 31, 1999	$38,105	$37,505,433	$14,896,797	$52,440,335

Net increase in net assets from operations	—	—	1,879,315	1,879,315

Distributions from:

Net investment income	—	(20,538)	(112,831)	(133,369)

Net realized gains	—	—	(2,243,262)	(2,243,262)

Balance at December 31, 2000	$38,105	$37,484,895	$14,420,019	$51,943,019

Net increase in net assets from operations	—	—	3,485,926	3,485,926

Balance at June 30, 2001	$38,105	$37,484,895	$17,905,945	$55,428,945

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

(Unaudited)

	For the six months ended

	June 30,	June 30,
	2001	2000

Cash Flows from Operating Activities:

Net change in net assets resulting from operations:	$3,485,926	$801,283

Adjustments to reconcile net change in net assets resulting from operations to net cash used for operations:

Net realized (gain) from investments	(433,135)	(1,290,925)

Net unrealized (gain) loss on investments	(3,507,585)	627,915

Changes in assets and liabilities:

Dividend and interest receivable	(689,319)	(404,004)

Other assets	4,404	58,688

Advisory fee payable	(21,244)	16,835

Accrued professional fees	(54,862)	20,873

Dividends payable	—	(1,752,847)

Accrued interest	65,117	—

Other liabilities	(38,586)	5,289

Net cash used for operating activities	(1,189,284)	(1,916,893)

Cash Flows from Investing Activities:

Purchases of investment securities	(5,440,797)	(3,031,157)

Sales/Maturities of investment securities	1,969,563	1,112,596

Purchases of short-term investments	(514,412,500)	(2,100,266,417)

Sales/Maturities of short-term investments	514,416,813	2,100,259,836

Net cash provided by (used for) investing activities	(3,466,921)	(1,925,142)

Net change in cash and cash equivalents for the period	(4,656,205)	(3,842,035)

Cash and cash equivalents, beginning of period	14,882,432	19,127,039

Cash and cash equivalents, end of the period	$10,226,227	$15,285,004

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1.  Significant Accounting Policies

      The interim financial statements have been prepared by Brantley Capital Corporation (“the Company”) pursuant to the rules and regulations of the Securities and Exchange Commission (the “Commission”) applicable to quarterly reports on Form 10-Q. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the audited financial statements and related notes and schedules included in the Company’s 2000 Annual Report filed on Form 10-K dated December 31, 2000.

      The unaudited financial statements reflect, in the opinion of management, all adjustments, all of which are of a normal recurring nature, necessary to present fairly the financial position of the Company as of June 30, 2001, the results of its operations for the quarter ended June 30, 2001, the results of its operations for the six months ended June 30, 2001, and its cash flows for the six months ended June 30, 2001. Interim results are not necessarily indicative of results to be expected for a full fiscal year.

      Privately placed securities are carried at fair value as determined in good faith by or under the direction of the Board of Directors. Generally, the fair value of each security initially will be based primarily upon its original cost to the Company. Cost will be the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of the portfolio company’s operations, changes in the general market conditions, subsequent financings or the availability of market quotations) provide a basis for value other than cost valuation.

      Portfolio investments listed on an exchange or traded on NASDAQ National Market are valued at the closing price listed on their respective exchange or system on the date of valuation. Securities traded in the over-the-counter market will be valued on the average of the closing bid and asked prices on the day of valuation.

      Debt securities with 60 days or less remaining to maturity will be valued at amortized cost.

2.  Investments, Cash and Cash Equivalents

      As of June 30, 2001 and December 31, 2000, the identified costs of investments, cash, and cash equivalents were $41,137,198 and $41,673,688, respectively.

      Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at acquisition date. Cash and cash equivalents consisted of the following:

	June 30,	December 31,
	2001	2001
	(Unaudited)	(Audited)

Cash	$10,226,227	$6,152,253

United States Treasury Bill, 5.25%, 1/4/2001	—	8,730,179

	$10,226,227	$14,882,432

3.  Investment Advisory Agreement

      The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Brantley Capital Management, L.L.C. (the “Investment Adviser”) under which the Investment Adviser is entitled to an annual management fee of 2.85% of the Company’s net assets, determined at the end of each calendar quarter, and payable quarterly in arrears throughout the term of the Investment Advisory

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

3.  Investment Advisory Agreement — (Continued)

Agreement. For the six months ended June 30, 2001, the Investment Adviser earned $723,075 under the Investment Advisory Agreement. Certain officers of the Company are also officers of the Investment Adviser.

      No officer of the Investment Adviser receives any cash compensation from the Company for serving as an officer of the Company.

4.  Financial Highlights

	For the six months ended

	June 30, 2001		June 30, 2000

Net Asset Value, Beginning of the Period	$13.63		$13.76

Income from investment operations:

Net investment (loss) income	(0.12)		0.04

Net realized and unrealized gain on investments	1.04		0.17

Total from investment operations	0.92		0.21

Net Asset Value, End of Period	$14.55		$13.97

Market Value, End of Period	$9.35		$8.75

Total Return, at Market Value	8.41	%(1)	9.38	%(1)

Total Return, at Net Asset Value	6.75	%(1)	1.53	%(1)

(1)  Not annualized

BRANTLEY CAPITAL CORPORATION

BALANCE SHEETS

	As of December 31,

	2000	1999

ASSETS

Investments, at market	$41,462,305	$34,502,138

Cash and cash equivalents	14,882,432	19,127,039

Dividends and interest receivable	2,103,811	1,235,462

Other assets	22,950	126,793

Total Assets	$58,471,498	$54,991,432

LIABILITIES AND STOCKHOLDERS’ EQUITY

Note payable	$6,000,000	$—

Payable for investments purchased	—	243,662

Advisory fee payable	383,976	365,884

Accrued professional fees	68,370	85,720

Distributions payable	—	1,752,847

Other liabilities	76,133	102,984

Total Liabilities	$6,528,479	$2,551,097

Stockholders’ Equity:

Common Stock, $0.01 par value; 25,000,000 shares authorized and 3,810,535 shares issued and outstanding at December 31, 2000 and 1999, respectively	$38,105	$38,105

Additional paid in capital	37,484,895	37,505,433

Retained earnings	14,420,019	14,896,797

Total Stockholders’ Equity	51,943,019	52,440,335

Total Liabilities and Stockholders’ Equity	$58,471,498	$54,991,432

Net Asset Value Per Share	$13.63	$13.76

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

	For the years ended December 31,

	2000	1999	1998

Investment Income:

Interest	$1,240,683	$1,546,395	$1,575,058

Dividends	1,011,814	770,705	170,911

Total investment income	2,252,497	2,317,100	1,745,969

Operating Expenses:

Advisory fees	1,546,093	1,436,345	1,325,320

Administration fees	75,001	75,000	118,516

Professional fees	191,002	144,514	98,705

Other	295,319	341,664	272,442

Total expenses	2,107,415	1,997,523	1,814,983

Investment Income (Loss), net	145,082	319,577	(69,014)

Net Realized and Unrealized Gains (Losses) on Investments:

Net realized gain (loss) on investments	1,564,206	2,106,117	(57,414)

Net unrealized gain on investments	170,027	1,825,960	7,194,446

Net gain on investments	1,734,233	3,932,077	7,137,032

Net change in net assets resulting from operations	$1,879,315	$4,251,654	$7,068,018

Net change in net assets resulting from operations per share, primary and fully diluted	$0.49	$1.11	$1.85

Weighted average number of shares outstanding, primary and fully diluted	3,810,535	3,810,535	3,810,535

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

STATEMENTS OF STOCKHOLDERS’ EQUITY

		Additional		Total
	Common	Paid in	Retained	Stockholders
	Stock	Capital	Earnings	Equity

Balance at December 31, 1997	$38,105	$37,611,421	$5,262,089	$42,911,615

Net increase in net assets from operations	—	—	7,068,018	7,068,018

Net investment loss reclassification	—	(105,988)	105,988	—

Distributions from net investment income	—	—	(38,105)	(38,105)

Balance at December 31, 1998	$38,105	$37,505,433	$12,397,990	$49,941,528

Net increase in net assets from operations	—	—	4,251,654	4,251,654

Distributions from:

Net investment income	—	—	(495,370)	(495,370)

Realized gains	—	—	(1,257,477)	(1,257,477)

Balance at December 31, 1999	$38,105	$37,505,433	$14,896,797	$52,440,335

Net increase in net assets from operations	—	—	1,879,315	1,879,315

Distributions from:

Net investment income	—	(20,538)	(112,831)	(133,369)

Realized gains	—	—	(2,243,262)	(2,243,262)

Balance at December 31, 2000	$38,105	$37,484,895	$14,420,019	$51,943,019

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

	For the years ended December 31,

	2000	1999	1998

Cash Flows from Operating Activities:

Net change in net assets resulting from operations:	$1,879,315	$4,251,654	$7,068,018

Adjustments to reconcile net change in net assets resulting from operations to net cash used for operations:

Net realized (gain) loss from investments	(1,564,206)	(2,106,117)	57,414

Net unrealized (gain) on investments	(170,027)	(1,825,960)	(7,194,446)

Changes in assets and liabilities:

Dividends and interest receivable	(868,349)	(801,588)	(363,152)

Other assets	103,843	10,319	134,377

Advisory fee payable	18,092	4,731	77,042

Accrued professional fees	(17,350)	33,901	(87,019)

Dividends payable	(1,752,847)	—	(342,948)

Other liabilities	(26,191)	1,958	(46,197)

Net cash used for operating activities	(2,398,380)	(431,102)	(696,911)

Cash Flows from Investing Activities:

Purchases of investment securities	(18,013,911)	(15,837,437)	(2,663,800)

Sales/ Maturities of investment securities	12,552,541	12,426,225	1,726,021

Purchases of short-term investments	(3,707,778,089)	(4,566,012,157)	(5,933,395,842)

Sales/ Maturities of short-term investments	3,707,769,863	4,566,008,131	5,933,350,671

Net cash used for investing activities	(5,469,596)	(3,415,238)	(982,950)

Cash Flows from Financing Activities:

Borrowings under note payable	6,000,000	—	—

Distributions	(2,376,631)	—	(38,105)

Net cash provided by (used for) financing activities	3,623,369	—	(38,105)

Net change in cash and cash equivalents for the period	(4,244,607)	(3,846,340)	(1,717,966)

Cash and cash equivalents, beginning of period	19,127,039	22,973,379	24,691,345

Cash and cash equivalents, end of period	$14,882,432	$19,127,039	$22,973,379

The accompanying notes to the financial statements are an integral part of these statements.

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

1.  Organization

      Brantley Capital Corporation (the “Company”), a Maryland corporation, is a closed-end, non-diversified investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Act”). The Company was organized on August 1, 1996 and commenced operations on December 3, 1996. The Company’s principal investment objective is the realization of long-term capital appreciation in the value of its investments. In addition, whenever feasible in light of market conditions and the cash flow characteristics of its portfolio companies, the Company seeks to provide an element of current income primarily from interest, dividends, and fees paid by its portfolio companies. To achieve this objective, the Company invests primarily in privately placed equities and debt and, to a lesser extent, in post venture small-cap public companies.

      The Company invests in securities classified as “restricted securities” under the Securities Act of 1933. The value of restricted stock investments for which no public market exists cannot be precisely determined. These securities will usually be subject to restrictions on resale or otherwise have no established trading market. The lack of liquidity of these securities may adversely affect the ability of the Company to dispose of them in a timely manner and at a fair price when the Company deems it necessary or advantageous.

      Privately placed securities typically depend significantly on the management talents and efforts of one person or a small group of persons. The loss of the services of one or more of these persons could have a material adverse affect on the portfolio company. In addition, due to their size and sometimes limited product diversity, these companies may be more vulnerable to economic downturns and often require additional capital to expand or compete.

      The Company continuously evaluates opportunities to maximize the valuation of its investments. In that regard, the Company periodically evaluates potential acquisitions, financing transactions, initial public offerings, strategic alliances, and sale opportunities involving its portfolio companies. These transactions and activities are generally not disclosed to the Company’s stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be. Any such pending transaction could have an impact on the valuation of an investment which is also generally not adjusted until the transaction is publicly announced or completed.

      Post venture small-cap public companies may also display more sensitivity to changes in company, industry and market conditions than more established public companies. Because small-cap public companies often have fewer outstanding shares than larger companies, it may be more difficult for the Company to buy or sell significant amounts of shares without an unfavorable impact on the prevailing prices.

      The Company operates as a non-diversified investment company within the meaning of the Act and therefore, the Company’s investments are likely to not be substantially diversified.

2.  Significant Accounting Policies

      The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States followed by the Company in preparation of its financial statements.

  A.  Investment Valuation

      Privately placed securities are carried at fair value as determined in good faith by or under the direction of the Board of Directors. Generally, the fair value of each security will initially be based primarily upon its original cost to the Company. Cost will be the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of the portfolio company’s operations, changes in the general market conditions, subsequent financings or the availability of market quotations) provide a basis for value other than cost valuation.

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  Significant Accounting Policies — (Continued)

      Portfolio investments listed on an exchange or traded on the NASDAQ National Market are valued at the closing price listed on their respective exchange or system on the date of valuation. Securities traded in the over-the-counter market are valued on the average of the closing bid and asked prices on the day of valuation.

  B.  Repurchase Agreements

      The Company may invest in repurchase agreements with institutions that Brantley Capital Management, L.L.C. (the “Investment Adviser”) has determined are creditworthy. Each repurchase agreement is recorded at cost. The Company requires that the securities purchased in a repurchase agreement be transferred to the Company’s custodian in a manner which will enable the Company to obtain those securities in the event of counter-party default. The seller is required to maintain the value of the securities held at not less than the repurchase price, including interest.

  C.  Cash and Cash Equivalents

      Cash equivalents consist of highly liquid investments with minimal interest rate risk and original maturities of three months or less at acquisition date. The stated value of these instruments approximates fair value due to their short-term nature. At December 31, 2000, cash and cash equivalents consisted of the following:

Cash	$6,152,253

United States Treasury Bill, 5.25%, 1/4/2001	8,730,179

$14,882,432

  D.  Security Transactions and Related Income

      Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the specific identification method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date for publicly traded securities and in accordance with the security agreement for private securities.

  E.  Dividends and Distributions to Stockholders

      The Company intends to make distributions to its stockholders of substantially all of its investment company taxable income. The Company may choose to distribute net realized long-term capital gains, or to retain such gains to supplement the Company’s equity capital and support growth in its portfolio. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

  F.  Income Taxes

      The Company intends to continue to qualify as a regulated investment company by complying with the applicable provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code. Therefore, no provision for income taxes has been recorded.

  G.  Reclassifications

      Certain previously reported amounts have been reclassified to conform to the current year presentation.

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  Significant Accounting Policies — (Continued)

  H.  Segments

      The company operates as one segment as defined by Statement of Financial Accounting Standard No. 131 “Disclosures about Segments of an Enterprise and Related Information”.

3.  Investment Advisory Agreement

      The Company has entered into an investment advisory agreement (the “Advisory Agreement”) with Brantley Capital Management, L.L.C. (the “Investment Adviser”) under which the Investment Adviser is entitled to an annual management fee of 2.85% of the Company’s net assets, determined at the end of each calendar quarter, and payable quarterly in arrears throughout the term of the Advisory Agreement. Certain officers of the Company are also officers of the Investment Adviser. No officer of the Investment Adviser receives any compensation from the Company for serving as officer of the Company.

4.  Investments

      At December 31, 2000 and 1999, the cost of investments for federal income tax purposes was the same for financial reporting purposes.

5.  Transactions with Related Parties

      The Company has obtained exemptive relief from certain provisions of the Act which permit the Company to invest in an offering in which affiliates of the Investment Adviser also intend to invest. The Company anticipates that, subject to certain terms and conditions, current and future affiliates of the Investment Adviser may frequently invest in the same portfolio companies.

      At December 31, 2000 and 1999, the Company owed $383,976 and $365,884, respectively, to the Investment Adviser for management and advisory services.

6.  Use of Estimates

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions, including the valuation of privately held securities, that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

7.  Stockholders’ Equity

      The Company is authorized to issue 25,000,000 shares of Common Stock with a par value $0.01 per share. Shares totaling 3,660,535 were issued through the organization and initial public offering of the Company at a per share price of $10.00. On January 15, 1997, the underwriters of the initial offering of the Company’s shares exercised an option to purchase an additional 150,000 shares of Common Stock at $10 per share, resulting in total shares outstanding of 3,810,535. The proceeds of the offerings are recorded net of offering costs.

      Under the Company’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), all cash dividends and cash distributions to stockholders are automatically reinvested unless the stockholder elects to receive his or her distributions in cash. If the market value per share of the Common Stock on the record date equals or exceeds the net asset value per share of Common Stock on that date, the Company will issue new shares at the net asset value.

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  Stockholders’ Equity — (Continued)

      If the net asset value exceeds the market price, shares will be purchased on the open market or in private transactions as soon as is practicable after such date, as permitted by applicable regulations. If before the open market purchases have been completed, the market price exceeds the net asset value, the Company will issue new shares at net asset value to fulfill the purchase requirements.

8.  Stock Option Plans

      Concurrent with the initial public offering on December 3, 1996, the Company adopted the 1996 Stock Option Plan (the “Plan”), which authorizes the issuance of options to purchase up to 1,175,000 shares of Common Stock to officers and employees of the Company. Options to purchase 325,000, 175,000 and 350,000 shares of Common Stock of the Company (the “Option Shares”) were granted to the Company’s executive officers on December 3, 1996, May 18, 1999, and February 23, 2000, respectively. These options are exercisable as to one-third of the Option Shares on the first anniversary of the option grant, as to an additional one-third of the Option Shares on the second anniversary of the option grant, and as to the remaining one-third of the Option Shares on the third anniversary of the option grant. Options granted under the Plan are exercisable at a price not less than the greater of (i) the current market value on the date of option grant and (ii) the current net asset value of the shares of Common Stock on the date of option grant. No option may be exercised more than 10 years after the date on which it is granted. The exercise price of the granted options is $10.00, $12.77 and $13.42, respectively.

      In addition, the Company has adopted a stock option plan relating to 75,000 shares of Common Stock to be granted to the disinterested directors of the Company (the “Directors’ Plan”). Upon receipt of an order from the Securities and Exchange Commission approving such a plan as fair and reasonable and not overreaching of the Company or its stockholders, options to purchase 22,000 shares of Common Stock were granted to the disinterested directors on May 18, 1999. These options are exercisable on the first anniversary of the option grant and are exercisable at a price not less than the greater of (i) the current market value on the date of the option grant or (ii) the current net asset value of the shares of Common Stock on the date of the option grant. No options may be exercised more than 10 years after the date on which it is granted. The exercise price of the granted options is $12.77.

      In order to facilitate the purchase of shares under the Plan or the Directors’ Plan, the Company may make arms’-length loans to each plan’s participants, under the terms required by Section 57 (j)(2) of the Investment Company Act of 1940. No loans were outstanding as of December 31, 2000 and 1999, respectively.

      In October 1995, the Financial Accounting Standards Board issued Statement No. 123, Accounting for Stock Based Compensation (the “Statement”). The Statement encourages companies to recognize expense for stock based compensation awards based on their fair value on the date of grant. Under the Statement, companies may continue following the existing accounting rules, provided that pro forma disclosures are made of what net income and earnings per share would have been had the new fair value method been used. The Company has elected to continue the existing accounting method and to not adopt the fair value method. Management has assessed the impact of this pro forma disclosure requirement and determined that it is not material to the operations of the Company in 2000, 1999 and 1998. Management used the Black Scholes model to perform this assessment. Key assumptions included an estimated volatility of .253, expected option life of 5 years, an expected dividend yield of 2.08 and a risk free interest rate of 6.82%.

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

9.  Financial Highlights

(per share amounts)

	Year ended December 31,

	2000	1999

Net Asset Value, Beginning of the Period	$13.76	$13.11

Income from investment operations:

Net Investment Income	0.04	0.08

Net Realized And Unrealized Gain on Investments	0.45	1.03

Total from investment operations:	0.49	1.11

Less Distributions:

Distributions from net investment income	(0.03)	(0.13)

Distributions from net realized gains	(0.59)	(0.33)

Total distributions	(0.62)	(0.46)

Net Asset Value, End of the Period	$13.63	$13.76

Market Value, End of the Period	$8.625	$8.000

Total return, at Market Value	15.61%	17.94%

Total return, at NAV	5.78%	10.27%

10.  Schedule of Investments

	December 31, 2000

	Shares/Par/	Market
Name of Issuer and Title of Issue	Warrants	Value

Avionics

Airport Services, Inc. #	43,750	$43,750

Flight Options International Inc. *#	1,214,959	15,036,511

		15,080,261

Beverages

Constellation Brands, Inc.	7,400	434,750

Business Services

Ameripath Incorporated	47,283	1,182,075

Barra Incorporated	9,428	444,271

Disposable Products Company, LLC #	1,000,000	1,000,000

The Holland Group, Inc. #	282,530	2,124,946

International Total Services, Incorporated	104,250	62,550

NCO Group, Incorporated	11,750	356,906

Prime Office Products, Inc. #	510,000	1,020,000

Rent-A-Center, Incorporated	18,300	631,350

		6,822,098

Drugs & Health Care

ESC Medical Systems, Limited	13,675	164,955

Health Care Solutions, Inc. #	2,427,572	2,328,401

National Rehabilitation Partners, Incorporated #	2,218,375	1,434,137

Pediatric Physicians Alliance, Incorporated *#	793,000	3,172,000

Pediatric Physicians Alliance, Subordinated Debt/ Warrants #	297,448	267,448

		7,366,941

BRANTLEY CAPITAL CORPORATION

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

10.  Schedule of Investments — (Continued)

	December 31, 2000

	Shares/Par/	Market
Name of Issuer and Title of Issue	Warrants	Value

Electronics

Cambridge Technology Partners, Incorporated	14,900	$39,112

Leisure Time

Action Performance, Incorporated	16,000	38,000

Miscellaneous

Avocent Corporation	16,357	441,639

SLI, Incorporated — Lighting products	16,350	105,253

Value Creation Partners, Incorporated #	304,989	2,225,901

Waterlink, Incorporated, Warrants	53,550	—

		2,772,793

Oil

Petroleum Partners #	250,000	250,000

Retail Trade

Fitness Quest Inc *#	1,468,602	7,410,956

Fitness Quest Inc, Warrants #	181,172	1,247,394

		8,658,350

U.S. Government Securities

U. S. Treasury Bill 5.25%, 1/04/01 *	8,734,000	8,730,179

Total Investments — (Cost $35,521,435)		$50,192,484

All investments are U.S. companies
*   Represents 5% or more of total stockholders equity
#  Represents privately held securities

11.  Debt

      The note payable to bank at December 31, 2000 was an unsecured $6,000,000 note with interest payable at 9.50%. Under the terms of the agreement, the Bank may request repayment on demand. The unpaid principal balance of the note bears interest at a fluctuating rate equal to the Bank’s Prime rate. Interest is paid monthly.

12.  Commitments and Contingencies

      The Company has an investment in Flight Options, Inc., an aviation company providing complete private air travel service through the sale of fractional interests in pre-owned jet aircraft. The Company guaranteed a portion of Flight Options, Inc.’s third-party borrowings. Management believes, based on current facts and circumstances and Flight Options, Inc.’s financial position, that the likelihood of a payment pursuant to such guarantee is remote.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and

Stockholders of Brantley Capital Corporation:

      We have audited the accompanying balance sheets of Brantley Capital Corporation (a Maryland corporation) as of December 31, 2000 and 1999, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits. The financial statements of Brantley Capital Corporation as of December 31, 1998 were audited by other auditors whose report, dated March 5, 1999, expressed an unqualified opinion on those statements.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 and 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brantley Capital Corporation as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Cleveland, Ohio

March 8, 2001

5,000,000 Shares

Common Stock

________________________

PROSPECTUS
________________________

Friedman Billings Ramsey

Stifel, Nicolaus & Company

Incorporated
Jolson Merchant Partners

          , 2001

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

1.  Financial Statements.

      The following financial statements of Brantley Capital Corporation (the “Company” or the “Registrant”) are included in this registration statement in “Part A: Information Required in a Prospectus”:

2.  Exhibits

Exhibit
Number	Description

a.1.	Articles of Amendment and Restatement of the Charter of the Company(1)
a.2.	Amendment to the Charter of the Company(†)
b.	Amended and Restated Bylaws of the Company(1)
d.	Form of Share Certificate(2)
e.	Dividend Reinvestment and Cash Purchase Plan(3)
g.	Form of Investment Advisory Agreement between the Company and the Investment Adviser(3)
h.	Form of Underwriting Agreement(†)
i.1.	Stock Option Plan and Form of Option Grants(4)
i.2.	Disinterested Director Option Plan and Form of Option Grants(4)
j.	Form of Custodian Contract(4)
k.1.	Form of Registrar, Transfer Agency and Service Agreement(4)
k.2.	Form of Administration Agreement(4)
k.3.	Form of Indemnification Agreement for Directors and Officers(4)
k.4.	Commercial Note between the Company as Borrower and National City Bank as Lender, dated December 28, 2000*
l.	Opinion of Sutherland Asbill & Brennan LLP and Consent to its use(†)
n.	Consent of Arthur Andersen, Independent Public Accountants*
r.	Code of Ethics*

       *   Filed herewith

       †   To be filed by amendment

(1)	Incorporated by reference to the exhibit of the same name filed with the Company’s Annual Report on Form 10-K as filed March 31, 1999.

(2)	Incorporated by reference to the exhibit of the same name filed with the Company’s Pre-Effective Amendment No. 1 to the registration statement on Form N-2 filed on October 30, 1996 (File No. 333-10785).

(3)	Incorporated by reference to the exhibit of the same name filed with the Company’s Pre-Effective Amendment No. 3 to the registration statement on Form N-2 filed on November 26, 1996 (File No. 333-10785).

(4)	Incorporated by reference to the exhibit of the same name filed with the Company’s Pre-Effective Amendment No. 2 to the registration statement on Form N-2 filed on November 22, 1996 (File No. 333-10785).

Item 25.  Marketing Arrangements

      The Company will enter into an agreement with Friedman, Billings, Ramsey & Co., Inc. as representative of several underwriters to distribute the Company’s common stock in a firm commitment underwriting arrangement. See “Underwriting.”

Item 26.  Other Expenses of Issuance and Distribution

Commission registration fee*		$13,024
NASD filing fee*		5,710
Accounting fees and expenses		*
Legal fees and expenses		*
Printing and engraving		*
Miscellaneous fees and expenses		*

Total	$	*

Note:	All listed amounts are estimates. All of the expenses set forth above shall be borne by the Company.

(*)	To be filed by amendment.

Item 27.  Persons Controlled by or Under Common Control

      The investment adviser for the Registrant is Brantley Capital Management, L.L.C., a Delaware limited liability company (the “Investment Adviser”), a majority of the outstanding membership interests of which are owned by the following persons.

Name	Officer Position(s) at Investment Adviser	Position(s) at other Investment Funds

Robert P. Pinkas	Chairman, Chief Executive Officer, President, Treasurer and a Manager	General Partner of Brantley Venture Management, L.P., Brantley Venture Management II, III and IV the sole general partners of each of BVP I, BVP II, BVP III and BP IV, respectively.
Michael J. Finn	President and a Manager	General Partner of Brantley Venture Management II, III and IV, the sole general partners of each of BVP II, BVP III and BP IV, respectively.
Paul H. Cascio	Vice President and Secretary	General Partner of Brantley Venture Management II, III and IV, the sole general partners of each of BVP II, BVP III and BP IV, respectively.

      Each of the Brantley Venture Management entities is a Delaware limited partnership. BVP I, BVP II, BVP III and BP IV are also Delaware limited partnerships and were formed to make private equity investments. See “Management” in the Prospectus contained herein.

Item 28.  Number of Holders of Securities

      The following table sets forth the approximate number of record holders of the Company’s common stock at August 30, 2001.

Title of Class	Number of Record Holders

Common stock $.01 par value	80

Item 29.  Indemnification

      The Annotated Code of Maryland, Corporations and Associations (the “Maryland Law”), Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

      The Maryland Law also provides for comparable indemnification for corporate officers and agents.

      The Articles of Amendment and Restatement of the Charter of the Company provide that the Company’s directors and officers shall, and its agents in the discretion of the board of directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force), provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The Company’s Amended and Restated Bylaws, however, provide that the Company may not indemnify any director or officer against liability to the Company or its security holders to which he or she might otherwise be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

      The Company carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $3,000,000, subject to a $75,000 retention and the other terms thereof.

Item 30.  Business and Other Connections of Investment Adviser

      Robert P. Pinkas, Chairman, Chief Executive Officer, Treasurer and a director of our investment adviser, serves as a general partner of the general partners of each of BVP I, BVP II, BVP III and BP IV, respectively.

      Michael J. Finn, President and a director of our investment adviser, serves a general partner of the general partners of each of BVP II, BVP III and BP IV, respectively. Prior to joining BVP II and BVP III in 1995, Mr. Finn served as portfolio manager and Vice President of the Venture Capital Group of Sears Investment Management Company, 55 West Monroe Street, Suite 3200, Chicago, Illinois 60603.

      Paul H. Cascio, Vice President, Secretary and a director of our investment adviser, serves a general partner of the general partners of each of BVP II, BVP III and BP IV, respectively. Prior to joining BVP II and BVP III in May 1996, Mr. Cascio was a Managing Director and head of the industrial manufacturing and services group in the corporate finance department at Dean Witter Reynolds, Inc., Two World Trade Center, New York, New York, 10048.

      Except as otherwise noted, the address of each of the parties listed above is 20600 Chagrin Boulevard, Suite 1150, Cleveland, Ohio 44122. See “Item 27.  Persons Controlled By or Under Common Control.”

Item 31.  Location of Accounts and Records

      The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder.

Item 32.  Management Services

      None other than as explained in the prospectus contained herein.

Item 33.  Undertakings

      The Registrant hereby undertakes:

(a) to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(c) that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, in the State of Ohio, on the 31st day of August, 2001.

BRANTLEY CAPITAL CORPORATION

By:	/s/ ROBERT P. PINKAS

_______________________________________ Robert P. Pinkas, Chairman of the Board, Chief Executive Officer and Treasurer

      KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Robert P. Pinkas his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 31, 2001.

Signature	Title

/s/ ROBERT P. PINKAS Robert P. Pinkas	Chairman of the Board, Chief Executive Officer, Treasurer and Director (principal executive officer and principal accounting officer)
/s/ TAB A. KEPLINGER Tab A. Keplinger	Vice President and Chief Financial Officer (principal financial officer)
/s/ MICHAEL J. FINN Michael J. Finn	President and Director
/s/ PAUL H. CASCIO Paul H. Cascio	Vice President, Secretary and Director
/s/ L. PATRICK BALES L. Patrick Bales	Director
/s/ BENJAMIN F. BRYAN Benjamin F. Bryan	Director
Phillip Goldstein	Director
Richard Moodie	Director

Signature	Title

/s/ JAMES P. OLIVER James P. Oliver	Director
/s/ PETER SALTZ Peter Saltz	Director
/s/ JAMES M. SMITH James M. Smith	Director

INDEX TO EXHIBITS

Exhibit
Number	Description

Ex. 99.k.4	Commercial Note between the Company as Borrower and National City Bank as Lender, dated December 28, 2000
Ex. 99.n	Consent of Arthur Anderson LLP, Independent Public Accountants
Ex. 99.r	Code of Ethics